[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Exhbit 10.55

HOKU MATERIALS, INC.

- and -

DYNAMIC ENGINEERING INC

ENGINEERING SERVICES & TECHNOLOGY TRANSFER AGREEMENT NUMBER:

0743.01

PROCESS:	TRICHLOROSILANE

PROJECT :	HOKU MATERIALS, INC. POCATELLO, IDAHO, USA POLYSILICON PLANT

DEI Agreement Number: 0743.01	- 1/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

DEI Agreement Number: 0743.01	- 1/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SCHEDULE 3—PERFORMANCE GUARANTEES

A	DEFINITIONS

B	CONDITIONS OF PERFORMANCE GUARANTEES

C	DEI’s ASSISTANCE—RULES OF CONDUCT OF DEI ADVISORS

1.	Assistance during the initial stages of operation of the LICENSED UNIT
2.	Rules of conduct of DEI’s advisors

D	START-UP AND TESTING

1.	Inspection, ADSORBENT loading and Start-up
2.	PERFORMANCES TEST PERIOD proceedings
3.	Substitute PERFORMANCE GUARANTEES

E	DELAYS and INTERRUPTIONS

F	FAILURE TO MEET PERFORMANCE GUARANTEES

G	MODIFICATIONS TO THE LICENSED UNIT

H	[RESERVED]

I	PERFORMANCE GUARANTEES FIGURES

1.	CHARGE specifications
2.	Make up products specifications
3.	PRODUCT definition
4.	PERFORMANCE GUARANTEES

J ROYALTY CALCULATION COMPUTATION

DEI Agreement Number: 0743.01	- 1/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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It is agreed by and between:

Dynamic Engineering, Inc., a company organized under the laws of the State of Michigan in the United States of America and having its main office at 215 Broadus Road, Suite 100, Sturgis, MI 49091-1384 United States of America (hereinafter referred to as “DEI”); and

Hoku Materials, Inc., a company organized under the laws of the State of Delaware in the United States of America, having its main office at One Hoku Way, Pocatello, Idaho 83204, (hereinafter referred to as “CLIENT”)

WHEREAS:

CLIENT is constructing and intends to operate a manufacturing facility capable of producing approximately 2,500 metric tons of polysilicon per annum in Pocatello, Idaho (the “PROJECT”). CLIENT wishes to procure the basic engineering package and related services for the production of trichlorosilane, and corresponding license for the PROJECT.

CLIENT desires to procure the detailed process engineering for the production of trichlorosilane, on-site services related to the installation and operation of the process for producing trichlorosilane, including inspection and training on its JOBSITE of certain facilities exploiting the PROCESS from DEI.

DEI is a professional engineering firm and an international provider of technologies and specialized services to the chemical industry with specific knowledge, experience and intellectual property related to the production and purification of trichlorosilane, including the PROCESS and the LICENSED UNIT (as defined herein).

CLIENT is interested in receiving, for the purpose of the engineering, construction and subsequent operation of the PROJECT, the appropriate rights and technical information from DEI.

DEI is willing to (A) engineer the PROCESS; (B) work with CLIENT and its AFFILIATES and CONTRACTORS, to integrate the PROCESS and the LICENSED UNIT into the PROJECT; (C) deliver the PROCESS BOOK; and (D) grant to CLIENT the required non-exclusive license rights and technical information related to the PROCESS and the LICENSED UNIT, subject to the terms and conditions provided herein.

In order to accelerate project execution, DEI may initiate the process design work and to begin the preparation of the PROCESS BOOK prior to the date CLIENT

DEI Agreement Number: 0743.01	- 2/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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will be ready to acquire the license to the LICENSED UNIT pursuant to this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree to the following:

Article 1 Definitions

Except as otherwise expressly provided, the following terms as used herein shall have the meanings assigned to them in this article and shall include the plural as well as the singular:

“ACCEPTANCE DATE” means the date of completion by DEI of its obligations under this Agreement in respect of the PERFORMANCES TEST PERIOD according to Sections B, D-2 and D-3 of the Schedule hereafter.

“AFFILIATE” shall mean, in relation with any one of the parties, any company which, directly or indirectly, controls, is controlled by, or is under common control with such party. For the purposes of this definition of “AFFILIATE” , “control” means one owns another by more than fifty percent (50%) of voting shares or voting power.

“AGREEMENT” means this Engineering Services & Technology Transfer Agreement Number 0743.01, including all appendices, schedules, annexes, and exhibits hereto.

“CONFIDENTIAL INFORMATION” means all information, including but not limited to TECHNICAL INFORMATION and the PROCESS BOOK, which may be of a technical, commercial, or other nature, whether written or oral, provided, directly or indirectly, by DEI to CLIENT, or by CLIENT to DEI under this Agreement, or which CLIENT or DEI, as applicable, might acquire or discover during visits to facilities of DEI or CLIENT, as applicable, or third parties where such information is designed or exploited, or during discussions with DEI or CLIENT, together with all analyses, compilations, forecasts, studies or other documents that contain or otherwise reflect such information.

“CONTRACTOR” means any company selected by CLIENT who shall conduct or perform engineering, procurement, supply, construction or commissioning for the PROJECT, including, without limitation, The Shaw Group Inc., JH Kelly LLC, Graeber Engineering Consultants GmbH, MSA Apparatus for the Construction of Chemical Equipment, Ltd., Chemical Design, Inc., and each of their respective AFFILIATES and subcontractors.

DEI Agreement Number: 0743.01	- 3/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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“CUT-OFF DATE” shall mean the date of third anniversary of the EFFECTIVE DATE.

“DEI PATENTS” shall mean all of DEI’s patents and pending patent applications listed on Schedule 4 to this AGREEMENT.

“DEI SUBCONTRACTORS” shall mean all contractors and consultants hired by DEI to perform any portion of DEI’s work pursuant to this AGREEMENT.

“DESIGN CAPACITY” of the LICENSED UNIT shall mean 20,000 metric tons per annum of trichlorosilane, based on a stream factor of 7,776 operating hours per annum and 24 hours per day.

“EFFECTIVE DATE” shall mean the date of the last signature of this Agreement between the parties.

“INTELLECTUAL PROPERTY” means all algorithms, application programming interfaces (APIs), apparatus, concepts, Confidential Information, data, databases and data collections, designs, diagrams, documentation, drawings, flow charts, formulae, gate arrays, ideas and inventions (whether or not patentable or reduced to practice), IP cores, know-how, materials, marketing and development plans, marks (including brand names, product names, logos, and slogans), methods, models, net lists, network configurations and architectures, photomasks, procedures, processes, protocols, schematics, semiconductor devices, software code (in any form including source code and executable or object code), specifications, subroutines, techniques, test vectors, tools, uniform resource identifiers including uniform resource locators (URLs), user interfaces, web sites, works of authorship, and other forms of technology.

“INTELLECTUAL PROPERTY RIGHTS” means all past, present, and future rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask work rights; (b) trademark and trade name rights and similar rights; (c) trade secret rights; (d) patent and industrial property rights; (e) other proprietary rights in Intellectual Property of every kind and nature; and (f) rights in or relating to registrations, renewals, extensions, combinations, divisions, and reissues of, and applications for, any of the rights referred to in clauses (a) through (e) of this sentence.

“JOBSITE” means the construction site of the PROJECT located at Pocatello, Idaho, USA.

DEI Agreement Number: 0743.01	- 4/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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“KICK-OFF DATE” shall mean the date of the last of the following occurances: last signature of this Agreement between the parties; receipt of down payment by DEI; confirmation of raw material, utilities and site conditions.

“LICENSED UNIT” means the facilities that DEI will design for CLIENT, and which will be constructed and operated at JOBSITE by CLIENT, using the PROCESS under license from DEI under this Agreement.

“PERFORMANCE GUARANTEES” means the guaranteed performance of the LICENSED UNIT as specified in Schedule 3 to this Agreement.

“PROCESS” shall mean the Trichlorosilane (TCS) manufacturing and purification process licensed by DEI which [*] to meet the guaranteed quality and production volume specifications set forth in this AGREEMENT.

“PROCESS BOOK” means the deliverable file of DEI’s Basic Process Design as described in Schedule 1 hereof.

“STANDARD SCOPE” means the content description of the PROCESS BOOK containing (1) the process information necessary to ensure that the detailed engineering, procurement, expediting, inspection and construction of the LICENSED UNIT will not deviate from the PERFORMANCE GUARANTEES of the LICENSED UNIT and (2) the typical basic procedures necessary to ensure that control, operation and maintenance of the LICENSED UNIT (mainly start-up, shut-down and emergency procedures) will not deviate from the PERFORMANCE GUARANTEES of the LICENSED UNIT.

“TECHNICAL INFORMATION” means the technical data and knowledge related to or useful for the commercial practice of the PROCESS in DEI’s possession prior to the date of remittance of the PROCESS BOOK.

“WORK PRODUCT” means, collectively, the PROCESS BOOK, the TECHNICAL INFORMATION, the PROCESS, and the LICENSED UNIT.

Article 2 Purpose of this Agreement

2.1	The purpose of this Agreement is to define the terms and conditions under which DEI shall (A) prepare and deliver to CLIENT the PROCESS BOOK; (B) engineer and design the PROCESS and the LICENSED UNIT; and (C) grant a license to the LICENSED UNIT using the PROCESS for the purpose of producing polysilicon, as more fully described in Article 3 of this AGREEMENT.

DEI Agreement Number: 0743.01	- 5/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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2.2	As between DEI and CLIENT, CLIENT will at all times remain solely responsible for the detailed engineering, procurement, expediting, inspection, construction, alteration, reconstruction, operation and maintenance of the overall PROJECT; provided, however, that DEI will at all times remain solely responsible for the warranties and guarantees it is providing to CLIENT with respect to the WORK PRODUCT pursuant to this Agreement, subject to DEI’s maximum liability limit set forth in Article 9.3.

Article 3 Grant of license

3.1	As of the EFFECTIVE DATE, and so long as CLIENT is not in default of its obligations hereunder:

a)	DEI hereby grants to CLIENT a non-exclusive right to use the TECHNICAL INFORMATION disclosed in accordance with Article 4 hereof to design, build, operate and maintain the LICENSED UNIT using the PROCESS.

b)	Except as specified in Article 14.1 hereof, this license is not transferable.

c)	Subject to its maximum liability described in Article 9.3, DEI further agrees to indemnify and hold CLIENT harmless from suit with regards to the foregoing grant or to the use and/or sale of the products made using the PROCESS from any infringement suit under any patent owned or controlled by DEI or its affiliated companies or to which and to the extent and subject to the terms that DEI has the right to extend such indemnity.

3.2

DEI unconditionally grants to CLIENT a non-exclusive, perpetual, irrevocable (except as set forth in Article 18.5 below), worldwide, fully-paid right and license, with the right to sublicense to its AFFILIATES through multiple levels of AFFILIATE sublicensees in (i) DEI’s INTELLECTUAL PROPERTY RIGHTS related to the manufacture and purification of Trichlorosilane and (ii) any and all WORK PRODUCT (whether or not identified or described in this Agreement, and including, without limitation, the DEI PATENTS), solely for purposes of (a) using the WORK PRODUCT as necessary in accordance with the CONFIDENTIALITY limitations described in Article 12, for the timely construction of one (1) Trichlorosilane facility at JOBSITE, and (b) to use, make, have made, sell, offer to sell, import, and otherwise exploit any product based on, embodying, incorporating, or derived from the LICENSED UNIT. Notwithstanding the foregoing, nothing contained in the license grant herein shall be construed or interpreted to allow CLIENT or its AFFILIATES to (i) breach, circumvent, or fail to comply with the confidentiality requirements set forth in this Agreement (in this regard, CLIENT agrees to obtain signed agreements from any of its AFFILIATES that bind the AFFILIATES to the confidentiality provisions), or (ii) to provide any CONFIDENTIAL INFORMATION to third parties, except for

DEI Agreement Number: 0743.01	- 6/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIENT’s CONTRACTORS who have signed confidentiality agreements with CLIENT, and otherwise permitted pursuant to Article 12 hereof.

3.3	Except as provided herein, DEI grants no other rights, whether express or implied, by operation of law or otherwise. In particular, no right is granted herein to CLIENT for the manufacture or sale of any specified catalysts, adsorbents or special equipments if any, unless otherwise provided in Article 3.1 above.

Article 4 DEI’s INFORMATION

4.1	Promptly after execution of this Agreement, DEI shall make TECHNICAL INFORMATION in its possession available to CLIENT as specified in the PROCESS BOOK to enable the CONTRACTORS to complete the detailed engineering of the PROJECT and to begin ordering long lead-time equipment necessary for the construction, installation and operation of the LICENSED UNIT.

4.2	At the request of CLIENT, DEI will make every reasonable effort to arrange for CLIENT’s representatives to visit the facilities of other users of the PROCESS for the purpose of observing and better understanding the TECHNICAL INFORMATION; provided, however, that any such observation will not expose CLIENT to any confidential information or trade secrets of a third party.

Article 5 Disclosure of technical information under the license, scope and schedule

5.1	DEI shall, within the scope and the time schedule specified below, prepare and deliver the PROCESS BOOK to CLIENT.

5.2	Scope of the PROCESS BOOK

a)	The content description of the PROCESS BOOK is specified in Schedule 1 hereof.

b)	DEI shall in no event be responsible for the supply to CLIENT of any other services than those provided for herein or for the supply of goods and/or services by others, such as, but not limited to, supply by CONTRACTORS, vendors, fabricators, manufacturers or any other third parties, of detailed engineering work, procurement, expediting, inspection, equipments construction of acceptance thereof.

5.3 Time schedule

a)	DEI shall complete the [*] within [*] after the KICK-OFF DATE.

b)	DEI shall complete the [*] and [*] [*] after the KICK-OFF DATE.

c)	DEI shall complete the [*] and [*] within [*] after the KICK-OFF DATE.

DEI Agreement Number: 0743.01	- 7/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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d)	DEI shall complete the [*] within [*] after the KICK-OFF DATE.

e)	DEI shall complete the [*] within [*] after the KICK-OFF DATE.

f)	DEI shall complete the [*] and the [*] within [*] after the KICK-OFF DATE.

g)	DEI shall complete the entire [*], which shall include the foregoing items (a) – (d) and the [*] within [*] after the KICK-OFF DATE.

5.4	The PROCESS BOOK shall be written in English.

Article 6 CLIENT’s undertaking

6.1	The LICENSED UNIT shall be constructed and operated in all material respects in conformity with TECHNICAL INFORMATION.

6.2	CLIENT undertakes to obtain the prior written approval of DEI if it desires:

a)	to depart from the undertaking made in Article 6.1, or,

b)	to use TECHNICAL INFORMATION for any other purpose than the design, the construction, the operation and the maintenance of the LICENSED UNIT.

6.3	DEI shall have the right to have a process-holder plate of mutually agreeable size affixed to the control room panel of the LICENSED UNIT at a mutually agreeable place.

6.4	Until the CUT-OFF DATE:

a)	DEI representatives shall have the right to visit the LICENSED UNIT. The times of such visits and their duration shall be mutually agreed upon.

b)	CLIENT will permit technical visits of the LICENSED UNIT during normal business hours by third parties as specified from time to time by DEI, provided, however, that all such third parties’ representatives or visitors shall (A) not be CLIENT’s competitors, as determined by CLIENT in its sole discretion, and (B) agree in writing to CLIENT’s safety and secrecy rules then in force in the LICENSED UNIT and to any other reasonable requirement of CLIENT prior to accessing the LICENSED UNIT.

c)	CLIENT will permit DEI to take pictures of the LICENSED UNIT and enable DEI to use those pictures for promotional purposes, subject to reasonable limitations and prior approval by CLIENT to maintain the secrecy of CLIENT’s operations and facilities.

DEI Agreement Number: 0743.01	- 8/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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6.5	The PERFORMANCES GUARANTEEs stated in Schedule 3 are subject to:

a)	DEI’s participation prior to, during the start-up of the LICENSED UNIT, during the initial operation and during the PERFORMANCES TEST PERIOD, as described in Sections C and D of the attached Schedule 3, and

b)	for those equipments and supplies designated as qualified in the Process Book, the selection by CLIENT of vendors only from the list of qualified vendors listed in said Process Book, or such other vendors that are reasonably acceptable to DEI.

Article 7 Assistance and services from DEI

7.1	Promptly after execution of this Agreement, during a Kick-Off Meeting (the first meeting held after the KICK-OFF DATE) held at CONTRACTOR facilities, the parties will mutually agree on a coordination procedure, and on a time schedule. The parties will also schedule the other meetings as described below.

Weeks after KICK-OFF DATE	Name of Meeting	Location of Meetings

[*]	Kick-off meeting & Basic Engineering review	CONTRACTOR’S SITE

[*]	Review of deliverables per 5.3(a)	Michigan, USA

[*]	Review of deliverables per 5.3(c)	CLIENT or CONTRACTOR’S SITE

[*]	Review of deliverables per 5.3(d)	Michigan, USA

[*]	Review of deliverables per 5.3(f)	CLIENT or CONTRACTOR’S SITE

7.2	Review of Detailed Engineering Documents

a)	Promptly after their completion, the documents listed in Schedule 2 shall be submitted to DEI at DEI’s offices in order to allow their examination for conformity with the process specifications and design furnished hereunder. All such documents shall be treated as the CONFIDENTIAL INFORMATION of CLIENT pursuant to this AGREEMENT.

b)	Except as otherwise agreed between the parties these documents will be in English language.

c)	Save as agreed during the Kick-off meeting, DEI will complete such examination within 15 (fifteen) working days from the date of DEI’s receipt of said documents and will notify such completion to CLIENT, whether or not DEI has remarks to convey. CLIENT shall have no obligation to update or revise the documents listed

DEI Agreement Number: 0743.01	- 9/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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in Schedule 2 or to incorporate any of DEI’s comments to such documents unless the comments and/or revisions are reasonably consistent with the specifications or data previously provided by DEI. DEI’s failure to provide any comments within such fifteen (15) day period shall be deemed as DEI’s acceptance of the documents, which shall satisfy DEI’s approval requirement set forth in Section B-2(a)(iv) of Schedule 3.

7.3	Consultations by DEI

a)	After delivery of the PROCESS BOOK, DEI will provide consultation to CLIENT, and/or to CONTRACTOR as necessary for the purpose of clarifications related to the PROCESS BOOK, answering questions related to completing the detailed design.

b)	In the event that CLIENT requests in writing consultation from DEI beyond the man-days described in Article a) and/or to be held outside DEI’s office, DEI agrees to provide such consultation which shall be compensated by CLIENT in accordance with DEI’s then-applicable base rates; in addition corresponding pre-approved and reasonable travel expenses of DEI’s personnel shall be borne by CLIENT.

7.4	Any assistance and service that DEI shall render under this Agreement shall comply with generally accepted engineering practices.

7.5	DEI shall not utilize any SUBCONTRACTORS without prior written approval from CLIENT, which shall not be unreasonably withheld.

7.6	All personnel provided by DEI shall be English speaking and expert in the PROCESS. DEI shall give all necessary explanations to CLIENT’s personnel for the proper understanding of the PROCESS operation.

7.7	Assistance during the initial stages of operation of the LICENSED UNIT. Under the conditions set forth in Section C-1, D-1 and D-2 of Schedule 3, a team of DEI advisors shall be in attendance during start-up and initial operations and, subject to the provisions set forth in Schedule 3, until the end of the last PERFORMANCE PROBE permitted under Section F of Schedule 3. It is the policy of DEI to have concern for the safety, health, and environment of its employees. Employees visiting a client facility are instructed to follow established safety procedures and advise CLIENT of any potential hazards that they believe may prevent the performance of their tasks in a safe manner. To the extent appropriate, CLIENT, in turn, is requested to take corrective action. Should no action be taken or, if in the judgment of the DEI employee the hazard still exists, the employee may elect to stop work until the hazard is eliminated.

DEI Agreement Number: 0743.01	- 10/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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7.8	Hazardous Materials – Suspension of Services. Both parties acknowledge that DEI’s scope of services does not include any services related to the presence of any hazardous or toxic materials. In the event DEI or any other party encounters any hazardous or toxic materials, or should it become known to DEI that such materials may be present on or about the jobsite or any adjacent areas that may affect the performance of DEI’s services, DEI may, at its option and without liability for consequential or any other damages, suspend performance of its services under this Agreement until CLIENT retains qualified consultants or contractors to identify and abate or remove the hazardous or toxic materials and warrants that the jobsite is in full compliance with all applicable laws and regulations.

7.9	Jobsite Safety. Neither the professional activities of DEI, nor the presence of DEI or its employees and subconsultants at a construction/project site, shall relieve the General Contractor of its obligations, duties and responsibilities including, but not limited to, construction means, methods, sequence, techniques or procedures necessary for performing, superintending and coordinating the Work in accordance with the contract documents and any health or safety precautions required by any regulatory agencies. DEI and its personnel have no authority to exercise any control over any construction contractor or its employees in connection with their work or any health or safety programs or procedures. CLIENT agrees that General Contractor shall be solely responsible for jobsite safety, and warrants that this intent shall be carried out in CLIENT’s contract with the General Contractor. CLIENT also agrees that CLIENT, DEI and DEI’s subconsultants shall be indemnified by the General Contractor and shall be made additional insureds under the General Contractor’s policies of general liability insurance.

7.10	Further Services. At CLIENT’s request, DEI is prepared to execute a mutually acceptable Service Contract under which it shall render, after the assistance foreseen in Article 7.7 is terminated, continuous assistance to technically support the on-going operation of the LICENSED UNIT by the CLIENT, through a close follow-up of the LICENSED UNIT operation or through further specific studies aimed at improving its performance or adapting its operation to any new situation.

Article 8 Financials

8.1	Services.

a)	CLIENT agrees to pay DEI for the performance and delivery of DEI’s services to provide the Work Product and all other services under this Agreement, including, without limitation the PROCESS BOOK and the services pursuant to Article 7 on a fully reimbursable basis for the rates, costs, expenses, fees, and other consideration set forth on Schedule 5 (collectively, the “SERVICE FEES”); provided, however, that the aggregate SERVICE FEES under this AGREEMENT

DEI Agreement Number: 0743.01	- 11/69 -
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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shall not exceed [*] ([*]) (the “MAXIMUM SERVICE FEE”). In the event that the SERVICE FEES are less than the MAXIMUM SERVICE FEE, DEI shall be entitled to [*] of the savings up to a maximum of [*].

b)	In the event CLIENT decides, in particular under Articles 7.1 or 7.3 hereof, to request modifications in the scope of work such as changes in design basis, request for additional services or request for a change in the nature of services offered, DEI will only implement such changes if DEI agrees to do so and after agreeing to the associated change order (including impact on the MAXIMUM SERVICE FEE and delivery schedule).

c)	This amount shall be invoiced by DEI as follows:

[*] of the MAXIMUM SERVICE FEE shall be invoiced at the EFFECTIVE DATE (the “INITIAL SERVICE FEE PAYMENT”).

All accrued and unpaid SERVICE FEES shall be invoiced upon delivery and acceptance by CLIENT of the [*] (the “PHASE 1 PAYMENT”).

All SERVICE FEES that have accrued since the PHASE 1 PAYMENT shall be invoiced upon delivery and acceptance by CLIENT of the [*] and [*] (the “PHASE 2 PAYMENT”).

All SERVICE FEES that have accrued since the PHASE 2 PAYMENT shall be invoiced upon delivery and acceptance by CLIENT the [*] and [*] (the “PHASE 3 PAYMENT”).

All SERVICE FEES that have accrued since the PHASE 3 PAYMENT shall be invoiced upon delivery and acceptance by CLIENT of the [*] (the “PHASE 4 PAYMENT”).

All SERVICE FEES that have accrued since the PHASE 4 PAYMENT shall be invoiced upon delivery and acceptance by CLIENT of the entire [*] (the “PHASE 5 PAYMENT”)

All SERVICE FEES that have accrued since the PHASE 5 PAYMENT minus the INITIAL SERVICE FEE PAYMENT shall be invoiced upon the successful [*] (the “PHASE 6 PAYMENT”).

CLIENT shall withhold [*] of the invoiced amounts from each of the PHASE 1 PAYMENT, the PHASE 2 PAYMENT, the PHASE 3 PAYMENT, the PHASE 4 PAYMENT, the PHASE 5 PAYMENT, and the PHASE 6 PAYMENT (such amount, the “RETAINAGE”). The RETAINAGE shall be paid in full to DEI upon the successful completion of the [*].

8.2	Royalty.

a)	In addition to the SERVICE FEES, CLIENT shall pay to DEI a royalty for the rights granted under Article 3.1 above (the “ROYALTY”). The ROYALTY is to be

DEI Agreement Number: 0743.01	- 12/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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calculated in accordance with Section J of Schedule 3; provided, however, that the minimum ROYALTY is [*] (the “MINIMUM ROYALTY”), and the maximum aggregate ROYALTY is [*] (the “MAXIMUM ROYALTY”). The ROYALTY shall be invoiced by DEI upon the successful completion of the [*] and execution by DEI and CLIENT of Annex B to Schedule 3 attached hereto, which the parties agree to execute in good faith.

b)	The payment of such paid-up royalty shall relieve CLIENT of further payment of royalties hereunder with respect to the license granted pursuant to Article 3.1 of this Agreement.

c)	Notwithstanding anything to the contrary herein, CLIENT shall have no obligation to pay any ROYALTY to DEI, and any ROYALTY previously paid shall be refunded to CLIENT, if all of the DEI PATENTS, as applicable to such ROYALTY, are adjudged through a final and non-appealable judgment, ruling or decision, as applicable, of the United States Patent and Trademark Office, or any court, arbitration or government authority having jurisdiction over the subject matter thereof, to be invalid or unpatentable, or to be infringing on the INTELLECTUAL PROPERTY RIGHTS of a third party.

8.3	Payment – invoicing.

a)	In its invoices, DEI shall designate the payer (aka CLIENT) as follows:

Hoku Materials, Inc.

One Hoku Way

Pocatello, Idaho 83204

Attn: Karl Taft

b)	DEI shall transmit the invoices to the following address:

i)	if it concerns royalties under Article 8.2:

Hoku Materials, Inc.

One Hoku Way

Pocatello, Idaho 83204

Attn: Karl Taft

ii)	if it concerns assistance and services under Article 8.1:

Hoku Materials, Inc.

One Hoku Way

Pocatello, Idaho 83204

Attn: Karl Taft

c)	All sums payable under this Agreement shall be paid in US Dollars, in the USA, by bank transfer within 30 (thirty) days from invoice date at the bank account specified

DEI Agreement Number: 0743.01	- 13/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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on the invoice. All invoices shall include documentation of SERVICE FEES in reasonable detail.

d)	[*] shall be due on any late payment.

iii)	[*],

iv)	[*]

e)	Such possible interest in arrears shall be invoiced by DEI following CLIENT’s payment of the principal and DEI is hereby excused from giving any prior specific notice.

f)	DEI shall not be obligated to deliver to CLIENT any additional Technical Information, Improvements or to continue to provide technical assistance and services if any portion of the SERVICE FEES or ROYALTY or other amounts due hereunder from CLIENT are not paid on or before (and remain unpaid following) the applicable due date for such payment.

g)	This provision cannot be deemed as being a waiver of any of DEI possible rights to enforce any payment when payable.

h)	Except if DEI’s liability is involved as per Article 9.3 hereafter, any sum received by DEI under this Agreement shall be definitively acquired by DEI.

i)	CLIENT agrees not to offset any sum owed to DEI against any sum DEI could owe CLIENT on any ground whatsoever.

Article 9 Warranties and liabilities

9.1	Warranties. DEI warrants to CLIENT that:

a)	DEI will not, in the course of performing its services and obligations under this Agreement, infringe or misappropriate, and none of the WORK PRODUCT nor any element thereof will or does infringe or misappropriate, any INTELLECTUAL PROPERTY RIGHT of any third party;

b)	neither the WORK PRODUCT nor any element thereof will be subject to any restriction, mortgage, lien, claim, pledge, security interest, or encumbrance when delivered by DEI to CLIENT;

c)	DEI has full right, power, and authority to enter into and perform this Agreement without the consent of any third party, including the right to grant all licenses granted by DEI in this Agreement;

d)	All individuals and entities that contribute to or participate in the conception, creation, or development of the WORK PRODUCT will have unconditionally and irrevocably assigned all of their right, title, and interest in and to the WORK PRODUCT (and all INTELLECTUAL PROPERTY RIGHTS thereto) to DEI (or

DEI Agreement Number: 0743.01	- 14/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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directly to CLIENT) before being allowed to begin performing any of the services under this Agreement;

e)	DEI will comply with all laws, regulations, and ordinances applicable to DEI’s performance of its services under this Agreement and DEI’s other obligations under this Agreement, including export control laws, and has obtained (or before performing any services under this Agreement will obtain) all governmental permits and licenses required for DEI to perform its services under this Agreement and DEI’s other obligations under this Agreement;

f)	DEI has the requisite skills, experience and expertise necessary to perform its obligations pursuant to this Agreement;

g)	DEI will take all necessary or reasonable precautions to prevent injury to any person (including CLIENT’s employees) or damage to any property (including CLIENT’s property) during the term of this Agreement; and

h)	Subject to Schedule 3, if the LICENSED UNIT is constructed and operated in accordance with the PROCESS BOOK, the PERFORMANCE GUARANTEES specified in Schedule 3 will be met.

i)	Except as stated in this Article (a) through above, DEI makes no other warranties, express or implied, by operation of law or otherwise, with respect to the licenses granted hereunder, including any other guarantees relating to the catalysts, equipment or material to be used in the LICENSED UNIT or any warranty of merchantability or fitness for any other use.

9.2	Each Party represents and warrants to the other Party that on the Effective Date:

a)	it is an independent legal entity duly organized, validly existing in good standing under the laws of the place of its establishment or incorporation;

b)	it has full authority to enter into this Agreement and to perform its obligations hereunder;

c)	it has authorized its representative to sign this Agreement and from and after the Effective Date the provisions of this Agreement shall be legally binding upon it;

d)	its execution of this Agreement and its performance of its obligations hereunder: (i) will not violate any provision of its business license, articles of incorporation, articles of association or similar organizational documents; (ii) will not violate any applicable laws or any governmental authorization or approval; and (iii) will not violate or result in a default under any contract to which it is a party or to which it is subject;

e)	no lawsuit, arbitration or other legal or governmental proceeding is pending or, to its knowledge, threatened against it that would affect its ability to perform its obligations under this Agreement; and

DEI Agreement Number: 0743.01	- 15/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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f)	it has disclosed to the other Party all documents issued by any governmental department that may have a material adverse effect on its ability to fully perform its obligations under this Agreement.

9.3	Liabilities.

a)	In the event the performances of the PROCESS do not reach the PERFORMANCE GUARANTEES, DEI shall promptly redesign, or engineer, at its sole cost, the PROCESS, including the LICENSED UNIT and any non-conforming equipment, until the PROCESS meets the PERFORMANCE GUARANTEES. Notwithstanding the foregoing, CLIENT may terminate this AGREEMENT and be entitled to keep the RETAINAGE if DEI is unable achieve the PERFORMANCE GUARANTEES within 52 weeks after the READY FOR START-UP DATE (as defined in Schedule 3).

b)	In no event shall either Party be liable for or obligated in any manner for special, consequential or indirect damages including, but not limited to, loss of profit or loss of use. This Article shall apply whether the cause of actions relates to this Agreement or arises out of the services performed by DEI under this Agreement.

c)	Notwithstanding any provision in this agreement to the contrary, DEI’s MAXIMUM LIABILITY (including the liability of its agents, employees, and officers) for any DAMAGES shall not exceed in the aggregate [*]. The term “DAMAGES” shall include any claims, costs, damages, attorney fees incurred by CLIENT, losses, and expenses for which DEI is or may be legally liable, whether arising from actual or alleged negligence or any other tort, breach of contract, breach of representation or warranty, breach of performance guarantees, indemnification under Article 10, and any other legal theory of liability. Said [*] limit includes any DAMAGES arising from the death or personal injury to any of CLIENT’s employees or agents or any third parties. The parties acknowledge that the rates charged by DEI to CLIENT reflect the parties’ agreement that DEI’s maximum exposure for any and all damages, individually and cumulatively, arising under this Agreement or the performance of the Agreement shall not exceed said [*] limit. CLIENT agrees to file no complaint (whether in a court of competent jurisdiction or arbitration or otherwise) that seeks more than the aggregate of [*] in DAMAGES (including attorney fees). CLIENT further agrees to indemnify and hold DEI harmless from any DAMAGES (as defined above) in excess of said [*] that arise out of this Agreement or DEI’s performance under this Agreement (including claims that DEI acted negligently), whether the DAMAGES arise from claims by CLIENT or any third party.

DEI Agreement Number: 0743.01	- 16/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Article 10 Indemnification Obligations

10.1	Subject to Article 9.3 above, DEI will indemnify and hold harmless CLIENT and its AFFILIATES, customers, CONTRACTORS, employees, and agents from and against any and all liabilities, losses, damages, costs, and other expenses (including reasonable attorneys’ and expert witnesses’ costs and fees) arising from or relating to breach of any representation, warranty, covenant, or obligation of DEI in this Agreement or intentional misconduct or negligence by DEI or DEI’s agents or subcontractors in performing their services under this Agreement.

10.2	CLIENT will indemnify and hold harmless DEI and its AFFILIATES, employees, and agents from and against any and all liabilities, losses, damages, costs, and other expenses (including attorneys’ and expert witnesses’ costs and fees) arising from or relating to any breach of any representation, warranty, covenant, or obligation of CLIENT in this Agreement or any intentional misconduct or negligence by CLIENT or any of CLIENT’s agents or subcontractors in performing their services under this Agreement. In the event of any third-party claim, demand, suit, or action (a “Claim”) for which DEI (or any of its AFFILAITES, employees, or agents) is or may be entitled to indemnification hereunder, DEI may, at its option, require CLIENT to defend such Claim at CLIENT’s sole expense.

10.3	The party claiming indemnification pursuant to Article 10.1 or 10.1 above, as applicable (the “Indemnitee”) will promptly advise the other party (the “Indemnitor) in writing of any Claim and of the commencement against it of any suit made or brought against the Indemnitee.

10.4	Neither DEI nor CLIENT shall settle nor compromise any such suit without the written consent of the other party if the settlement or compromise obliges the other party to make any payment or part with any property or assume any obligation or grant any licenses or other rights or be subject to any injunction by reason of such settlement or compromise.

Article 11 Insurance

11.1	CONTRACTOR’S LIABILITY INSURANCE. DEI shall purchase and maintain such insurance as will protect it from the claims set forth below which may arise out of or result from DEI’s performance and furnishing of the Work Product under this Agreement whether such operations be by DEI or by any of its subcontractors or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable. Except for workers’ compensation, employer’s liability, and professional liability, such policies shall name CLIENT as an additional insured,

DEI Agreement Number: 0743.01	- 17/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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a)	WORKMEN’S COMPENSATION. Claims under workers’ compensation, disability benefit, and other similar employee benefit acts which are applicable to the work to be performed pursuant to this Agreement.

b)	CLAIMS FOR EMPLOYEE INJURY. Claims for damages because of bodily injury, occupational sickness or disease, or death of DEI’s employees under any applicable employer’s liability law.

c)	CLAIMS FOR INJURY TO OTHERS. Claims for damages because of bodily injury or death of any person other than DEI’s employees.

d)	OTHER CLAIMS. Claims for damages insured by customary personal injury liability coverage which are sustained (1) by any person as a result of an offense directly or indirectly related to the employment of such person by DEI or (2) by any other person.

e)	DAMAGE TO PROPERTY. Claims for damages, other than to the LICENSED UNIT itself, because of injury to or destruction of tangible property, including loss of use therefrom.

f)	OPERATION OF MOTOR VEHICLE. Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle.

g)	CONTRACTUAL LIABILITY. Claims arising out of the indemnity obligation assumed by DEI under this Agreement

h)	PROFESSIONAL LIABILITY. Claims for professional negligence arising out of engineering services rendered by DEI.

11.2	INSURANCE LIMITS. DEI’s Comprehensive General Liability, Workers’ Compensation, Automobile Liability insurance, and Professional Liability Insurance, as required by Article 11.1, shall be written for the limits of liability or amounts of coverage set forth below. DEI insurance may be arranged under a single policy for the full limits required or by a combination of underlying policies with the balance provided by Excess or Umbrella Liability policies.

a)	Commercial General Liability with limits of coverage of $5,000,000 general aggregate, $5,000,000 products/completed operations aggregate, and $5,000,000 personal and advertising injury.

b)	Business Automobile Liability insurance covering all owned, hired, and non-owned vehicles used in the operations of Contractor with limits of coverage of a Combined Single Limit of $1,000,000 per accident for bodily injury and property damage.

c)	Workers’ Compensation Insurance and/or Longshoremen’s and Harborworkers’ Compensation Insurance as required by law and regulations applicable to and covering employees of Contractor engaged in the performance of the Services in compliance with the laws of every state in which the Services is being performed.

DEI Agreement Number: 0743.01	- 18/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Policy must be endorsed to provide Maritime Coverage, Voluntary Workers’ Compensation and Stop Gap Liability.

d)	Employers’ Liability Insurance (Coverage B) with limits of coverage of: $1,000,000 per accident, bodily injury by accident; $1,000,000 Policy Limit, bodily injury by disease; and $1,000,000 per employee, bodily injury by disease.

e)	Contractual Liability Insurance covering DEI’s indemnification obligations hereunder, with coverage limits of $5,000,000.

f)	Professional Liability coverage of $5,000,000 for DEI’s errors and omissions in performing its services under this AGREEMENT.

11.3	CANCELLATION OF INSURANCE. The foregoing policies shall contain a provision that the coverages afforded under the policies will not be canceled, that renewal will not be refused, and that the amount of coverage will not be reduced below the limits specified above until at least thirty (30) days prior written notice has been given to CLIENT. A Certificate of Insurance showing such coverages to be in force shall be filed with CLIENT prior to commencement of the work pursuant to this Agreement.

Article 12 Confidentiality

12.1	CLIENT and DEI shall use the CONFIDENTIAL INFORMATION only for the purposes of performing their respective obligations under this Agreement, and in accordance with the licenses granted herein. No other use is permitted without the prior written consent of DEI or CLIENT, as the case may be.

12.2	All CONFIDENTIAL INFORMATION received hereunder shall be kept confidential and shall not, without the prior written consent of the disclosing party, be disclosed by the receiving party, in any manner whatsoever, in whole or in part. Moreover, CLIENT and DEI shall each only disclose the CONFIDENTIAL INFORMATION to its officers, directors and employees who need to know such CONFIDENTIAL INFORMATION for the PURPOSE, who are informed by CLIENT or DEI, as applicable, of the confidential nature of the CONFIDENTIAL INFORMATION and who shall be bound to act in accordance with the terms and conditions of this Agreement.

12.3	CLIENT and DEI each hereby agree that, subject to CLIENT’s license rights granted in this agreement, the CONFIDENTIAL INFORMATION disclosed hereunder is and will remain the property of the disclosing party and that drawings or other written, printed or electronic data included therein are not to be copied or reproduced, mechanically or otherwise, without the express permission of the disclosing party, except for such copies that the receiving party reasonably requires for the PURPOSE.

DEI Agreement Number: 0743.01	- 19/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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12.4	The term “CONFIDENTIAL INFORMATION” shall not include such information furnished hereunder that the receiving party can prove:

a)	was, at the time of disclosure, in the public domain or which subsequently enters the public domain through no act or failure to act by the receiving party; or

b)	was developed by or was in the possession of the receiving party prior to being furnished to the receiving party by the disclosing party or on its behalf, provided that the source of such CONFIDENTIAL INFORMATION was not known to the receiving party to be prohibited from disclosing the CONFIDENTIAL INFORMATION to CLIENT by a legal, contractual or fiduciary obligation to the disclosing party; or

c)	was or became available to the receiving party on a non-confidential basis from a third party that is not known to the receiving party to be prohibited from disclosing the CONFIDENTIAL INFORMATION to the receiving party by a legal, contractual or fiduciary obligation to the disclosing party.

However, in situations a) through c) above (the “NON-CONFIDENTIAL INFORMATION”), DEI and CLIENT each undertake not to disclose all such NON-CONFIDENTIAL INFORMATION lawfully in its possession that implicates CONFIDENTIAL INFORMATION.

12.5	Ownership of Instruments of Service – All reports, drawings, specifications, computer files, field data, notes and other documents and instruments prepared by DEI as instruments of service shall remain the property of DEI.

12.6	The exceptions of Article 12.4 shall not apply to any information furnished hereunder which:

a)	Is specific and, at the time of its disclosure hereunder, merely embraced by general information within the exceptions, or

b)	Is a combination of features of the Confidential Information, unless the combination itself, its principle of operation and method of use are within the exceptions.

12.7	Despite the restrictions on disclosure contained in this Agreement, but only to the extent necessary for the PURPOSE, the receiving party may disclose part of the CONFIDENTIAL INFORMATION to the following third parties:

a)	a vendor of commodity equipment or materials or a supplier of construction labor who will receive only a minor or non-critical portion of the Confidential Information and who, prior to such disclosure, has signed an agreement with CLIENT or DEI containing restrictions on use and disclosure at least equivalent to those contained in this Agreement; or

b)	any other third party, including but not limited to, any CONTRACTOR, manufacturer of specially-designed equipment, PROJECT lender or investor, or

DEI Agreement Number: 0743.01	- 20/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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any of CLIENT’s customers, who, prior to such disclosure, has signed an agreement with CLIENT or DEI containing appropriate restrictions on use and disclosure.

12.8	In the event that CLIENT or DEI, as applicable, who is provided with the CONFIDENTIAL INFORMATION pursuant to this Agreement becomes legally compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the CONFIDENTIAL INFORMATION to third parties other than those identified above, the receiving party will provide to the disclosing party with prompt notice so that such party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In any such event, the receiving party will use its best efforts to ensure that the CONFIDENTIAL INFORMATION will be accorded confidential treatment.

12.9	Should either party finally decide not to sign and/or perform this Agreement, such party will promptly return to the other party or destroy, at the disclosing party’s option, all of the CONFIDENTIAL INFORMATION in the receiving party’s possession (including, all originals, and all copies and derivations therefrom, in any medium); provided, however, that the receiving party may retain one copy of the CONFIDENTIAL INFORMATION in a locked and limited access file for the sole purpose of determining the receiving party’s compliance under this Agreement. If requested by the disclosing party, an appropriate officer of the receiving party will certify to the disclosing party that all such material has been so returned or destroyed.

12.10	Upon expiration or termination of this agreement, each receiving party will promptly return to each disclosing party or destroy, at each disclosing party’s option, all of the CONFIDENTIAL INFORMATION in each receiving party’s possession, except operating, maintenance and testing manuals (including, all originals, and all copies and derivations therefrom, in any medium); provided, however, that the receiving party may retain one copy of the CONFIDENTIAL INFORMATION in a locked and limited access file for the sole purpose of determining the receiving party’s compliance under this Agreement. If requested by the disclosing party, an appropriate officer of the receiving party will certify to the disclosing party that all such material has been so returned or destroyed.

Article 13 Other agreements

13.1	This Agreement sets forth the entire understanding between the parties relating to the use by CLIENT of the PROCESS in the LICENSED UNIT and replaces and renders void all prior agreements between them concerning the subject matter contained herein.

DEI Agreement Number: 0743.01	- 21/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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13.2	No amendment to this Agreement shall be effective unless in writing and executed by the parties. No such amendment shall be effected by the acknowledgment or acceptance of purchase orders, shipping instruction forms, order confirmation forms, general terms of sale or of purchase or any other documents between the parties containing terms or conditions at variance with this Agreement.

Article 14 Assignment

14.1	This Agreement is not assignable in whole or in part by either party without the previous written consent of the other party; provided, however, that it may be assigned by either party without such consent to

a)	any Affiliate of the assigning party, or

b)	a successor of the assigning party in its business, or in the part of its business concerned by this Agreement, provided that such successor is not a competitor of the non-assigning party.

14.2	The assignment shall not be effective unless and until the assignee undertakes in writing to take over all rights and obligations of the assignor set forth in this Agreement.

14.3	Confidentiality obligations between the Parties under Article 12 above shall survive any assignment of this Agreement.

14.4	Notwithstanding anything to the contrary in this Article 14 , DEI hereby acknowledges and consents to CLIENT’s assignment, in connection with CLIENT’s financing of the construction, development and operation of the PROJECT, as collateral security for its obligations relating thereto, of all of CLIENT’s rights, title and interest in, to and under this Agreement (the “Assigned Interests”) to the financial institution named as Collateral Agent for the Secured Parties (as defined below) (together with its successors, designees and assigns in such capacity, the “Agent”) pursuant to a Security Agreement to be made by CLIENT in connection with such financing in favor of the Agent for the benefit of certain secured parties described therein (the “Secured Parties”) and in that certain Collateral Agency and Intercreditor Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) to be made in connection with such financing among CLIENT, Hoku Materials Holdings, Inc., the Agent, and the other Secured Parties party thereto.

14.5	Except as set forth below, DEI further consents to the transfer of CLIENT’s interest under this Agreement to the Agent or any purchaser, successor, assignee and/or designee (a “Subsequent Transferee”) of the Assigned Interests at a foreclosure sale or by a conveyance by CLIENT in lieu of foreclosure and agrees that,

DEI Agreement Number: 0743.01	- 22/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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notwithstanding any provision hereof to the contrary, upon such foreclosure, sale or conveyance, the Agent or such Subsequent Transferee shall be substituted for CLIENT under this Agreement and DEI shall perform its obligations hereunder in favor of the Agent or the Subsequent Transferee, as the case may be. Notwithstanding the foregoing, in no event shall DEI be deemed to have consented to any such transfer, unless the Subsequent Transferee agrees, in writing, to be bound to the terms of this Agreement, including but not limited to its confidentiality provisions, and until such written agreement is obtained, any such transfer shall be null and void.

14.6	In furtherance of Articles 14.4 and 14.5, DEI agrees to sign and deliver to the Agent a Consent and Agreement in substantially the form of Schedule 6 attached hereto (the “CONSENT”), subject to DEI’s opportunity to add language that protects the CONFIDENTIAL INFORMATION, and subject to Agent’s review and further modification.

Article 15 Miscellaneous

15.1	Nothing in this Agreement can be construed as granting or transferring any proprietorship of whatsoever kind under any information and data furnished by DEI hereunder.

15.2	Neither the failure nor any delay on the part of either party in the exercise of any right, power or privilege under this Agreement or the documents referred herein shall operate as a waiver of such right, power or privilege.

15.3	If any provisions of this Agreement or any document executed in connection herewith is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect.

15.4	Either Party shall have the right to make oral or written reference to the subject matter of this Agreement but not to its provisions when dealing with third parties, except to the extent required by governmental authority or court of competent jurisdiction.

15.5	Remedies. CLIENT’S and DEI’S remedies for any breach of this Agreement by the other Party will include damages, injunctive relief, specific performance, and restitution. The Parties acknowledge that any breach of this Agreement would cause irreparable injury to the other Party for which monetary damages would not be an adequate remedy and, therefore, each Party agrees that the other Party will be entitled to injunctive relief (including specific performance). The rights and remedies provided to each Party in this Agreement are cumulative and in addition to any other rights and remedies available to such Party at law or in equity. Notwithstanding

DEI Agreement Number: 0743.01	- 23/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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anything to the contrary in Article 17, CLIENT or DEI may immediately bring an action for injunctive relief against the other Party in any state or federal court located in the State of Idaho, in which case Idaho law shall govern such dispute, without regard to Idaho’s laws concerning conflicts of law, and the other Party agrees to submit to the jurisdiction of such court.

Article 16 Notices

16.1	Any notice hereunder must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopy (with written confirmation of receipt), or (c) received by the addressee, if sent by a recognized delivery service (receipt requested). All notices shall be addressed as set forth below (or to such other addresses and telecopy numbers as a party may designate by notice to the other party):

a)	if to DEI:

Dynamic Engineering, Inc.

215 Broadus St, Suite 100

Sturgis, MI, 49091, USA.

For the attention of the Director of Legal Affairs

b)	if to CLIENT:

HOKU MATERIALS, INC.

One Hoku Way

Pocatello, Idaho 83204

for the attention of Karl Taft

with a copy to:

HOKU SCIENTIFIC, INC.

1075 Opakapaka Street

Kapolei, Hawaii 96707

Attention: Dustin Shindo, CEO

16.2	Communications relative to transmittal of technical documentation shall be forwarded to such individual as the considered Party may designate from time to time.

Article 17 Conciliation, arbitration

17.1	DISPUTE RESOLUTION. If any controversy or Claim arises out of or relates to this Agreement, or breach thereof, the parties agree to the following procedure:

DEI Agreement Number: 0743.01	- 24/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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a)	DIRECT NEGOTIATION. The Parties shall initially attempt to resolve the dispute by direct negotiation in an amicable manner.

b)	MEDIATION. If the Parties fail to reach agreement by direct negotiation within thirty (30) days from the commencement of negotiation, the parties will submit the dispute to non-binding mediation under the Rules of the American Arbitration Association. The mediation shall be held in the county and state where the Project is located, unless otherwise agreed to by the parties in writing.

c)	ARBITRATION. If the Parties cannot settle the dispute by non-binding mediation within 60 days from the commencement of mediation, the dispute shall be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association then in effect unless the parties mutually agree otherwise. In any such arbitration proceeding, either party may join any third party who participated in the Project who is or may be necessary to resolution of the dispute. Such arbitration proceeding shall be held in the county and state where the Project is located, unless otherwise agreed to by the parties in writing.

d)	DEMAND FOR ARBITRATION. Notice of the demand for arbitration shall be filed in writing with the other Party to this Agreement and with the American Arbitration Association within 60 days after the Parties fail to reach agreement by non-binding mediation.

e)	DISCOVERY BEFORE ARBITRATION. Prior to any arbitration hearing, discovery shall be limited to: interrogatories; requests for production of documents; exchange of written reports prepared by expert witnesses retained by any party to the proceeding; depositions of such expert witnesses; and depositions of no more than ten (10) witnesses by each party, unless otherwise agreed to by the parties in writing. The Parties shall be entitled to take such discovery from third parties as agreed to or as ordered or approved by the arbitrator(s).

f)	JUDGMENT. Judgment upon the award rendered by the arbitrators shall be final and may be entered in any court having lawful jurisdiction thereof.

g)	PERFORMANCE PENDING RESOLUTION OF DISPUTE. Unless otherwise agreed in writing, DEI shall continue its services and maintain its progress during any dispute resolution proceedings, and CLIENT shall continue to make payments to DEI in accord with this Agreement.

The validity and effect of this Agreement shall be interpreted under the laws of the State of Idaho of the United States, without regard to its rules governing conflict of laws.

Article 18 Effective Date, termination

18.1	The terms and conditions herein set forth shall become binding upon the Parties on the EFFECTIVE DATE.

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18.2	This Agreement shall be in full force and effect as long as the LICENSED UNIT shall operate and it may not be terminated except that, if one Party makes a gross breach in performing an obligation under this Agreement, the other Party may, after a 30 (thirty) days’ advance written notice, terminate this Agreement if the defaulting Party has not taken proper measures to remedy its failure.

18.3	In addition to the foregoing, this Agreement may be terminated by CLIENT or DEI if the other Party is adjudged bankrupt, or if the other party makes a general assignment for the benefit of its creditors, or if a receiver is appointed on account of the party’s insolvency, or if the other Party persistently or repeatedly refuses or fails, except in cases for which an extension of time is provided, to supply enough properly skilled workmen or proper materials, or if the other Party fails to make proper payment under this Agreement or to subcontractors or for materials or labor, or persistently disregards laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, or otherwise is guilty of a substantial violation of this Agreement. In such event, either CLIENT or DEI, as the case may be, may, without prejudice to any right or remedy and after giving the other Party seven (7) days written notice, during which period the other Party fails to cure the violation, terminate this Agreement and pursue all remedies available to, as applicable, CLIENT or DEI at law or in equity.

18.4	Upon seven days written notice to DEI, CLIENT may, without cause and without prejudice to any other right or remedy of CLIENT, elect to terminate the Agreement. In such case, DEI shall be paid for:

a)	Completed and accepted Work Product executed in accord with this Agreement prior to the effective date of termination;

b)	Reasonable expenses sustained prior to the effective date of termination in performing services and furnishing labor, materials, or equipment as required by this Agreement in connection with uncompleted Work Product (the reasonable expenses for labor shall be billed and paid in accordance with the rates set forth on Schedule 5);

c)	Reasonable expenses incurred by DEI directly attributable to termination; and

d)	Any royalty fees and costs due under Article 8 or reasonably expected to be due if the CLIENT constructs a facility at JOBSITE to produce polysilicon.

18.5	If this Agreement is terminated because of breach by CLIENT of provisions of Article 8 (failure to make a payment when due subject to any cure period) or Article 12 (Confidentiality), CLIENT hereby undertakes that it will discontinue the use of the PROCESS, the PROCESS BOOK, and any CONFIDENTIAL INFORMATION.

18.6	In any other case of termination, neither party shall have any further right of obligations under this Agreement, except:

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a)	CLIENT shall remain liable under Article 8 for any ROYALTIES, SERVICE FEES, and costs accrued before termination (as explained in Article 18.4 above).

b)	DEI and CLIENT rights and obligations under Article 15.4 (Reference) hereof shall remain in effect and

c)	CLIENT’s rights under Article 3 (Grant of license) shall remain in effect to the extent of any fully paid license(s) acquired by CLIENT.

18.7	In no event shall termination of this Agreement:

a)	relieve CLIENT or DEI of its restrictions on use, duplication and disclosure of TECHNICAL INFORMATION under Article 12 (Confidentiality) hereof, or

b)	affect DEI and CLIENT rights and obligations under Article 17 (Conciliation-Arbitration) hereof.

18.8	A Schedule of 41 pages is attached herewith forming a part of this Agreement; however, if a term or provision of this Agreement is to conflict with the content of the Schedule, this Agreement shall prevail.

18.9	Neither Party shall be deemed to be in default or otherwise responsible for delays or failures in performance resulting from acts of God, acts of war or civil disturbance, epidemics, governmental action or inaction, fires, earthquakes, or other causes beyond the affected Party’s reasonable control.

DEI Agreement Number: 0743.01	- 27/69 -
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SCHEDULE 1 – PROCESS BOOK — DESIGN PACKAGE SPECIFICATION

INTRODUCTION

1.	PROCESS SPECIFICATIONS SECTION

1.1	Basis of design

1.1.1	Duty of unit

1.1.2	Feeds specification

1.1.3	Products specification

1.1.4	Battery limit conditions

1.1.5	Utilities conditions and site information

1.1.6	Operating conditions

1.2	Unit description

The process flows, the major equipment items and their purpose or function, the control loops are described based on the process flow diagrams.

1.3	Material balances

Detailed material balances based on expected performances of the process, including impurities, to show TCS product meeting product specification.

1.4	Physical and thermal properties of main process streams

1.5	Specifications of catalysts and chemicals

Nature of catalysts, main characteristics, quantities (initial load or consumption).

1.6	Utilities

Estimated figures developed from heat and material balances using assumed usual efficiency figures for the equipment involved in the utility balance.

1.7	Waste effluents

Composition, flow rate, type of treatment or disposal.

1.8	Mandatory, recommended and potential suppliers

1.9	Documents to be transmitted to DEI for comments or information

1.10	Materials of construction

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2.	EQUIPMENT PROCESS SPECIFICATIONS SECTION

The Process specifications are given exclusive of any mechanical specification, except for flange rating.

2.1	Equipment list

2.2	Vessels

The Process specifications include a sketch showing the inside dimensions, nozzles size and location, internals arrangement, type of material and recommended corrosion allowance, operating and design conditions, insulation requirement, flange type and rating according to ANSI. Additional sketches showing the process design of the internals are provided.

2.2.1	Drums

2.2.2	Columns

2.2.3	Reactors

2.3	Heat exchange equipment

The Process specifications include flow rate, applicable physical properties of process streams, fouling factors, heat duty, type of material and recommended corrosion allowance on process side, operating and design conditions, recommended type.

Vaporization tables showing liquid and vapor rates and physical properties are provided when applicable.

2.3.1	Heat exchangers

2.3.2	Air coolers

2.3.3	Heaters

2.4	Rotating machines

The Process specifications include operating and design flow rates, applicable physical properties of process streams, operating conditions, available NPSH, type of material on process side, recommended type. Driver recommended type, estimated rated power and operating load are provided.

2.4.1	Pumps

2.4.2	Compressors

2.5	Miscellaneous equipment

3.	PIPING PROCESS SPECIFICATIONS SECTION

Process piping is concerned exclusive of utility piping.

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Process specifications are given exclusive of any mechanical specification with exception to flange rating according to ANSI.

3.1	General notes

3.1.1	Recommendations

3.1.2	Process piping classes

(type of material corrosion allowance, flange type and rating)

3.1.3	Piping identification system

3.2	Piping process specifications

Flow rate, applicable physical properties of process streams, operating and design conditions, process piping classes.

4.	INSTRUMENTATION PROCESS SPECIFICATIONS SECTION

Process specifications are given exclusive of any mechanical specification.

4.1	Instruments

Applicable operating conditions and physical properties of process streams, trip and set points for alarms are provided.

4.1.1	Flow

4.1.2	Level

4.1.3	Pressure

4.1.4	Temperature

4.1.5	Miscellaneous (when applicable)

4.2	Valves

Applicable operating conditions and physical properties of process streams, action of the measured variable, position in case of air failure are provided.

4.2.1	Control

4.2.2	On/off

4.2.3	Miscellaneous

4.3	Pressure safety valves

Flow rate, operating conditions, applicable physical properties of emergency streams are provided in each emergency case.

4.4	Alarms

Only on client request for separate alarm list.

DEI Agreement Number: 0743.01	- 30/69 -
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.5	Analysis point

List and types to be used.

4.6	Analyzers (when applicable)

4.7	Hand switch

4.8	Shutdown logic and sequence logic (when applicable)

4.9	Special loops description (when applicable)

5.	DIAGRAMS SECTION

5.1	Symbols and standards

Symbols and standards will be to standard professional engineering standards and will be agreed to at the KICK OFF meeting.

5.2	Process flow diagrams

The process flow diagrams show the major equipment with the identification numbers, the main process streams with a number referring to the material balances, the main control loops, the operating temperatures and pressures and estimated duties for heat exchangers and furnaces.

5.3	Piping and instrumentation diagrams

I.S.A standard is used for instrumentation symbols and identification. Process piping exclusive of utilities piping is identified according to a code showing the serial number, nominal size, type of material, corrosion allowance, flange type and ANSI rating.

6.	OPERATING INSTRUCTIONS SECTION

6.1	Preface of section 6

6.1.1	General

6.1.2	Compulsory instructions and reference documents

6.2	Purpose of the Process

6.3	Chemical reactions and catalysts

6.3.1	Introduction

6.3.2	Chemical reactions

6.3.3	Catalyst

6.3.4	Process variables

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6.4	Preparation for start-up

6.4.1	Chronology of operations

6.4.2	Equipment and unit inspection

6.4.3	Preliminary operations

6.4.4	Drying out of the unit (when applicable)

6.4.5	Catalyst loading (when applicable)

6.4.6	Special operations (when applicable)

6.5	First start-up

6.5.1	Status of the unit

6.5.2	Chronology of start-up operations

6.5.3	} Title and content of chapters to be defined according to the Process

6.6	Operation of the Unit

6.6.1	Summary of operating conditions

6.6.2	Control philosophy of the Process

6.6.3	Operating parameters

6.6.4	Adjustment of operating conditions

6.6.5	Putting the spare reactor into service (when applicable)

6.6.6	Putting the spare column into service (when applicable)

6.6.7	Troubleshooting (when applicable)

6.7	Shutdown and restart of the Unit

6.7.1	Normal shutdown

6.7.2	Unit restart

6.7.3	Emergency shutdown

6.8	Adsorbent and Catalyst specifications and special procedures

6.8.1	Manufacturer

6.8.2	Adsorbent specifications (when applicable)

6.8.3	Catalyst specifications (when applicable)

6.8.4	Packaging, handling and storage

DEI Agreement Number: 0743.01	- 32/69 -
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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6.8.5	} Title and content of chapters to be defined according to the Process

6.9	Hazardous and toxic materials

Information on hazardous and toxic substances.

6.10	Analytical control

Analytical methods, reference number for standard methods (like ASTM) or full description for specific methods. List of streams to be analysed, list of test for each stream, frequency.

6.10.1	Recommended methods and frequency

6.10.2	Analytical methods

DEI Agreement Number: 0743.01	- 33/69 -
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SCHEDULE 2 – DETAILED ENGINEERING DOCUMENTS TO BE TRANSMITTED TO DEI

(as per Article 7.2).

3-a	For comments (2 copies):

- [*]

- [*]

- [*]

[*]

- [*]

3-b	For information (1 copy):

- [*]

- [*]

- [*]

- [*]

- [*]

- [*]

3-c	Notwithstanding anything to the contrary herein, the foregoing detailed engineering documents shall be limited to those documents related to the PROCESS. CLIENT shall have no obligation to provide any other design documents to DEI pursuant to this AGREEMENT.

DEI Agreement Number: 0743.01	- 34/69 -
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SCHEDULE 3 – PERFORMANCE GUARANTEES

A—DEFINITIONS

A-1	In addition to the definitions given in Article 1 here above:

a)	“ADSORBENT” means individually or collectively the adsorbent specified hereafter, or any other one that may be timely recommended by DEI.

b)	“CATALYST” means individually or collectively the catalyst specified hereafter, or any other one that may be timely recommended by DEI.

c)	“CHARGE” means, among the feed materials processable in the LICENSED UNIT, the feed material which shall be charged to the LICENSED UNIT to perform the PERFORMANCES TEST PERIOD (as defined hereafter), and which shall have the characteristics specified hereafter.

d)	“PERIOD” means [*].

e)	“PRODUCT” means individually or collectively the effluent material from the LICENSED UNIT having the characteristics given hereafter.

f)	“PERFORMANCES PROBE” means the comparison of the actual performances measured during the PERFORMANCES TEST PERIOD with the PERFORMANCE GUARANTEES herein set forth.

g)	“PERFORMANCES TEST PERIOD” means [*] of the LICENSED UNIT in accordance with the PROCESS BOOK during which the LICENSED UNIT shall be under checking and its actual performances measured.

h)	“MECHANICAL COMPLETION” means the successful completion of mechanical construction of the LICENSED UNIT, in all material respects in accordance with the engineering design specifications furnished by DEI and such detailed design as furnished to or approved by DEI pursuant to Article 7.2 of the Agreement, including but not limited to [*]

i)	“READY FOR START-UP DATE” means the date when, after [*].

j)	“START-UP DATE” means the date when, after [*].

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B—CONDITIONS OF PERFORMANCE GUARANTIES

B-1	DEI guarantees that, subject to the terms and conditions hereafter, the LICENSED UNIT shall meet the PERFORMANCE GUARANTEES shown in the Section I hereafter.

B-2	DEI shall be discharged from any responsibility with regard to any guarantee in the following situations provided that such situation directly affects the performance of the LICENSED UNIT if:

a)	Detailed engineering, construction or operation of the LICENSED UNIT (i) is not in accordance with DEI’s data and instructions or the LICENSED UNIT is subsequently modified, (ii) employs, for those equipments and supplies designated as qualified in the PROCESS BOOK, vendors (1) outside the list of qualified vendors listed in the PROCESS BOOK or (2) that have not been mutually agreed upon in writing by CLIENT and DEI, (iii) employs defective materials, equipment or standards, or (iv) uses specifications or data that have not been provided by DEI, or otherwise approved in writing by DEI.

b)	CLIENT declines to have the team of DEI advisors acting as specified in Sections C-1 or D-1 hereafter.

c)	CLIENT declines to have the modifications to the LICENSED UNIT made as requested by DEI under Section G-1 hereafter.

d)	The LICENSED UNIT is operated under conditions different from those either specified by DEI or approved in writing by DEI.

B-3	DEI shall be considered to have fulfilled PERFORMANCE GUARANTEES in any of the following events:

a)	CLIENT declines to have a PERIOD conducted;

b)	A PERFORMANCE PROBE has demonstrated that any of the PERFORMANCE GUARANTEES have been equaled or exceeded during the corresponding PERIOD;

c)	Any of the PERFORMANCE GUARANTEES has not been reached but:

-	CLIENT is in material breach of any of the payment provisions set forth herein, or

-	DEI has already spent its maximum financial liability as set forth in Article 9.3.c of this Agreement, or

DEI Agreement Number: 0743.01	- 36/69 -
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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-	CLIENT has refused to comply with DEI’s request to replace (or to regenerate as the case may be) a CATALYST and/or ADSORBENT charge which has been damaged by an operating trouble as contemplated in Section D-2-f hereafter.

d)	Whenever, without fault of DEI:

-	the first PERFORMANCES TEST PERIOD has not been started within [*] from the READY FOR START-UP DATE, or

-	the PERFORMANCES TEST PERIOD has not been completed within [*] from same date, or

-	CLIENT has materially failed to perform its obligations in the manner set forth in Section D-2-a hereof.

e)	CLIENT doe not perform its obligations in accordance with SCHEDULE 3.

C—DEI’s ASSISTANCE—RULES OF CONDUCT OF DEI ADVISORS

C-1	Assistance during the initial stages of operation of the LICENSED UNIT

a)	CLIENT shall give DEI a 3 (three) months’ advance notice of the expected MECHANICAL COMPLETION date.

b)	Prior to departure of DEI advisors, DEI will confirm to CLIENT and CLIENT will approve in writing no later than 2 (two) weeks prior to the expected MECHANICAL COMPLETION date, hotel accommodation, local transportation means, possible luggage excess, final composition of the DEI team of advisors, arrival schedule, work organization, on-site facilities, etc.

Two (2) DEI advisors shall be present during the following steps:

-	inspection established in Section D-1-a hereafter,

-	CATALYST and/or ADSORBENT loading operation, if any, referred to in Section D-1-b hereafter,

DEI’s complete team (at least one advisor and a Chief Start-up Advisor) shall be present during the following steps:

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-	start-up preparation referred to in section D-1-c hereafter,

-	CATALYST and/or ADSORBENT pre-treatment, if any, as described in Section D-1-c hereafter,

-	LICENSED UNIT adjustment as described in Section D-1-d hereafter,

-	PERFORMANCES TEST PERIOD(s), until the end of the last PERFORMANCE PROBE permitted hereunder.

c)	In case of replacement of one of its advisors, DEI undertakes that the new designated advisor shall have the same ability as the replaced one to perform its job under this Agreement.

C-2	Rules of conduct of DEI advisors

a)	CLIENT shall be solely in charge of the operations and operating personnel and DEI personnel shall have no authority whatsoever to direct or cause CLIENT or CLIENT personnel to act. All DEI personnel must comply with the regulations then in force at the LICENSED UNIT (safety, secrecy, etc.). CLIENT shall give DEI personnel full facilities and put at their disposal all reasonable means to fulfil their duty.

b)	LICENSED UNIT operations must be substantially in accordance with the Operating Instructions furnished to CLIENT by DEI or by DEI Chief Start-up advisor from time to time at the job site. Upon request by CLIENT, DEI personnel shall give full and clear explanation of any such advice and the basis thereof.

c)	If CLIENT disagrees with any advice given by DEI, it will state such disagreement in writing with the basis hereof. In the event CLIENT and DEI fail to reconcile their differences of opinion and CLIENT fails to follow the advice, DEI Chief Start-up Advisor will so notify CLIENT in writing.

d)	During the Start-up and the initial operation of the LICENSED UNIT and during the PERFORMANCES TEST PERIOD, DEI personnel shall have full discretion to check at reasonable time all instrumentation, data, charts, test results, records and operating logbooks and shall have free access to the control-labs for the purpose of examining the analysis being undertaken.

DEI Agreement Number: 0743.01	- 38/69 -
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e)	Upon request of DEI Chief Start-up Advisor, CLIENT shall provide a sample of any material treated or produced by the LICENSED UNIT or employed in it in order that DEI may have such sample analyzed at its own expense.

f)	In the event that the analytical results obtained by the Parties conflict with each other, a sample of the considered product shall be submitted to a mutually agreed upon laboratory. The findings of this laboratory shall be accepted as final and the fees and expenses of such laboratory shall be shared by DEI and CLIENT.

D—START-UP AND TESTING

D-1 Inspection, CATALYST and/or ADSORBENT loading, and Start-up

All the PERFORMANCE GUARANTEES given herein shall be void if DEI representatives are not present in the LICENSED UNIT continuously during the following steps; provided, however, that DEI will exercise its best efforts to be present for such steps when provided reasonable advance notice by CLIENT:

a)	Inspection. Prior to the MECHANICAL COMPLETION, DEI will inspect the LICENSED UNIT including the vessels, the piping and the internal parts of the critical equipment such as reactors, columns and the like to verify conformity with process specifications and operation requirements and will establish a list of requested modifications, if any.

b)	CATALYST AND/OR ADSORBENT loading. The CATALYST and/or ADSORBENT loading (if any) shall be performed in the presence of DEI advisors after inspection of the internals.

c)	Start-up preparation. Promptly after the satisfactory completion of the inspection by DEI under D-1-a above, CLIENT will perform the preparation for start-up according to DEI’s instructions. This includes tightness tests, drying, warming and associated activities. Upon completion of Start-up preparation, DEI shall issue a READY FOR START-UP Certificate according to DEI procedures (form in Annex A), for CLIENT approval.

d)	Start-up. Promptly after READY FOR START-UP, CLIENT will perform CATALYST and/or ADSORBENT activation if any and put the LICENSED UNIT on-stream according to DEI’s instructions when CHARGE, raw materials, utilities and the like are available in suitable quality and in quantities not less than the minimum necessary for a proper operation of the PROCESS.

DEI Agreement Number: 0743.01	- 39/69 -
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CLIENT shall then conduct such preliminary periods of operation as DEI may deem necessary for adjustment of the LICENSED UNIT.

e)	Performance test procedure. Prior to the first PERFORMANCES TEST PERIOD, DEI shall establish and CLIENT shall approve, the procedure for the PERFORMANCES TEST PERIOD, including:

-	the program of testing, sampling, and analysis,

-	the analytical methods that shall actually be used and the accuracy of such methods,

-	the data logging,

-	any specific calibration of measures or correction factors that may be used.

f)	Preparation for the PERFORMANCES TEST PERIOD. When CHARGE, raw materials, utilities and the like can be continuously provided in the quantities and qualities specified by DEI to run the LICENSED UNIT at the capacity for which the PERFORMANCE GUARANTEES have been established, CLIENT will complete the adjustments required by DEI up to the point where the LICENSED UNIT shall be in a steady state of operation and ready for the PERFORMANCES TEST PERIOD.

g)	Miscellaneous- first steps of operation. During this start-up period, CLIENT will have the LICENSED UNIT shutdown or operated under the various operating conditions that DEI advisors may reasonably request. It is understood that they will, as far as possible, take into account the local circumstances and the commercial requirements of the LICENSED UNIT; especially any shut-down shall be made at mutual convenience.

D-2 PERFORMANCES TEST PERIOD proceedings:

a)	As soon as the LICENSED UNIT is ready for the PERFORMANCES TEST PERIOD and immediately upon the first reasonable request from DEI, CLIENT shall begin the PERFORMANCE TEST PERIOD. DEI advisors made available under Section C-1-a hereof shall be at all times in attendance prior to and during the PERFORMANCE TEST PERIODS. Otherwise, Section E-1 shall apply.

b)	During this period, the LICENSED UNIT shall be operated and controlled in accordance with the procedure set up beforehand as foreseen in Section D-1-e.

DEI Agreement Number: 0743.01	- 40/69 -
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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c)	A portion of all the samples collected and all the records made during the PERFORMANCES TEST PERIOD, shall be retained until all analysis and examinations are completed and the PERFORMANCES PROBE made.

d)	All results shall be examined jointly by the Parties. DEI shall issue a complete PERFORMANCE PROBE report setting forth those results and indicating whether the PERFORMANCE GUARANTEES have been met, for approval by CLIENT.

If the PERFORMANCE GUARANTEES have been met, CLIENT and DEI shall sign the PERFORMANCES PROBE Certificate, substantially in the form specified in Annex B hereof.

e)	The performances that shall be taken into account for comparison with the PERFORMANCE GUARANTEES shall be the average of the data obtained during the whole PERIOD under consideration.

f)	If DEI ascertains that certain damages have been caused to the CATALYST and/or ADSORBENT charge, then DEI shall have the right to require CLIENT either to replace or to regenerate it before commencing a PERIOD.

D-3 Substitute PERFORMANCE GUARANTEES

a)	At any time prior to completion of a PERIOD, CLIENT may request of DEI in writing substitute PERFORMANCE GUARANTEES to those of Section I hereof on the basis of CLIENT’s desire to process a different feed material that is not within the specified parameters for CHARGE.

b)	If DEI believes, in its sole reasonable discretion, that such alternate feed material can be processed in the LICENSED UNIT using the PROCESS and no additional studies or pilot plant work is necessary, DEI will propose reasonable substitute PERFORMANCE GUARANTEES to those of Section I hereof, based on the alternate feed material.

c)	Within 30 (thirty) days from receipt of the substitute PERFORMANCE GUARANTEES, CLIENT must elect in writing to either accept the substitute PERFORMANCE GUARANTEES or retain the original PERFORMANCE GUARANTEES.

DEI Agreement Number: 0743.01	- 41/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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E—DELAYS AND INTERRUPTIONS

E-1	Should the PERFORMANCES TEST PERIOD have to be delayed, CLIENT shall bear any and all DEI’s expenses so involved by the presence of DEI’s personnel except in the event such delay is solely caused by DEI, provided that in any such event, the periods set forth in Section B-3-d shall be extended for a time equal to the duration of said delay.

E-2	If a PERIOD has been interrupted or disturbed for causes beyond DEI’s control, and provided that the period established in Section B-3-d is not terminated, a new PERIOD shall be conducted but, at DEI’s option, the testing time before the interruption or disturbance may be included in this new PERIOD.

F—FAILURE TO MEET PERFORMANCE GUARANTEES

If, for reasons substantially attributable to DEI the PERFORMANCE GUARANTEES have not been obtained during a first PERIOD, DEI shall have the right to request that up to [*] be conducted provided that:

a)	When additional [*] are concerned, none shall be allowed to be made after [*] (excepting the time such PERIOD could not be conducted for reasons beyond the control of DEI),

b)	In order to allow DEI to determine the cause of failure and to decide of further adjustments, the provisions of Section D-1 shall apply.

c)	The test procedures of any additional PERIOD shall be those of the original corresponding one.

G—MODIFICATIONS TO THE LICENSED UNIT

G-1	Until completion of the last PERIOD permitted hereunder, DEI may request CLIENT in writing to have modifications or additions or replacements made to the LICENSED UNIT in order to correct deficiencies in LICENSED UNIT performance, provided that such amendments shall, as far as possible, take into account the local circumstances and the commercial requirements of the LICENSED UNIT and not result in an appreciable alteration of the cost or profitability of the LICENSED UNIT.

G-2	At CLIENT’s request DEI shall advise CLIENT on the effect of such modifications, additions or replacements.

G-3	When such amendments are required due to errors attributable to DEI, DEI shall carry out, free of charge, the process-engineering studies necessary for making

DEI Agreement Number: 0743.01	- 42/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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those, as may be required to correct such error, within DEI’s aggregate liability limitation under Article 9.3c of this Agreement.

H—[RESERVED]

I—PERFORMANCE GUARANTEES

I-1	“CHARGE” Specifications

The PERFORMANCE GUARANTEES are based on the “CHARGE” with the following raw materials compositions:

I-1.1. [*]

Item	Parameter w/w
[*]	[*]

I-1.2. [*]

[*]

Item3	Parameter v/v
[*]
[*]	[*]

I-1.3. [*]

[*]

Item	Parameter v/v
[*]	[*]

The impurities profiles for each raw material shall be finalized in writing and signed by the CLIENT and DEI at the KICK-OFF DATE.

DEI Agreement Number: 0743.01	- 43/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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I-2	[*] Specifications

The PERFORMANCE GUARANTEES are based on the [*] with the following composition:

Item	[*] to Purification Parameter v/v
[*]	TBD
[*]	TBD
[*]	TBD
[*]	TBD
[*]	TBD
Minor Impurities	TBD

I-3	[Reserved]

I-4	PRODUCT Definition

The PRODUCT is the Trichlorosilane material leaving the LICENSED UNIT having the average properties listed below:

Type	Bulk elements	Value	Unit

Acceptors	[*]	[*]	[*]

Donors	[*]	[*]	[*]

[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]

I-5	PERFORMANCES GUARANTEES—PURITY

When the LICENSED UNIT is fed with appropriate quantities of CHARGE and with all necessary raw materials, as set forth in DEI Operating Instructions, when it is operated under the conditions prescribed by DEI, then the LICENSED UNIT shall be capable to process [*] of the quantity of CHARGE retained as design capacity in DEI Process-Book,

DEI Agreement Number: 0743.01	- 44/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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a) the total [*] content (including trace [*] and [*] of less than [*] total) in the PRODUCT shall not be less than [*], [*] being [*].

b) the total [*] content in the PRODUCT shall not be more than [*], [*] being [*].

c) the total [*] content in the PRODUCT shall not be more than [*], [*].

d) the total [*] content in the PRODUCT shall not be more than [*], [*].

e) the total [*] content in the PRODUCT shall not be more than [*], [*] being [*].

The foregoing purity guarantees I-5(a)-(e) shall be measured by a third party laboratory that is reasonably acceptable to CLIENT and DEI.

I-6	PERFORMANCES GUARANTEES—PRODUCTION RATES AND RECOVERY

1.	The production rate is the amount of [*] produced by the UNIT. For a “2,500 tpa Polysilicon” plant, the UNIT produces a minimum of [*].

2.	Product Recovery is the guaranteed product recovery for [*] for the UNIT. The UNIT recovers a minimum of [*] of the [*] as [*].

The recovery for PERFORMANCE GUARANTEES purposes shall be computed as follows:

Recovery = Amount of [*]

                      Amount of [*]

J – ROYALTY CALCULATION

The Royalty amount shall be M1 and M2 and the greater of M3 and M4. The aggregate value of royalty, including M1, M2 and the greater of M3 or M4, shall not exceed the maximum royalty specified in Article a) of this Agreement.

J-1	PERFORMANCES ROYALTY CALCULATION – Production Rates and Recovery

a)	Capacity Flexibility. If, during the last [*] permitted under Section F, the UNIT has processed C per cent of the design capacity of [*], instead of [*] as shown in Section I-6 above, the following computation shall be made where M1, is quoted in US$:

M1 = [*]

DEI Agreement Number: 0743.01	- 45/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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b)	If, during the last [*] permitted under Section F, the UNIT has recovered R1 per cent of the [*] instead of [*] as shown in Section I-6 above, the following computation shall be made where M2, is quoted in US$:

M2 = [*]

J-2	PERFORMANCES ROYALTY CALCULATION – Purity

If, during the last [*] permitted under Section F:

a)	the quantity of [*] in the PRODUCT has been S1 (as a percentage, including less than [*] and [*] total) instead of [*], as shown in section I-5a) above,

The following computation shall be made where (M3) is quoted in US$:

M3 = [*]

b)	the quantity of total [*] content in the PRODUCT has been S2 (in [*]) instead of [*], as shown in section I-5b) above,

the quantity of total [*] content in the PRODUCT has been S3 (in [*]) instead of [*] as [*], as shown in section I-5c) above,

the quantity of total [*] content in the PRODUCT has been S4 (in [*]) rather than [*] as [*], as shown in section I-5d) above,

the quantity of total Metals content in the PRODUCT has been S5 (in [*]) rather than [*] as shown in section I-5e) above,

The following computation shall be made where (M4) is quoted in US$:

M4 = [*]

The	aggregate value of royalty, including M1, M2, and the greater of M3 or M4, shall not exceed the maximum royalty specified in Article a) of this Agreement.

DEI Agreement Number: 0743.01	- 46/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ANNEX A TO SCHEDULE 3

Time:
Date: Page:	49 /1

CERTIFICATE

READY-FOR-START-UP-DATE

Contractor: Location – Country: Agreement Number: Date of Agreement : Between DEI and :

Job references

DEI Reference Number: Client: Location: Unit:

•	Ready-for-Start-Up-Date:
Unit is considered as READY FOR START-UP on

Day	Month	Year

The Ready-for-Start-up-Date corresponds to:

-	for catalytic units: the date when, after mechanical completion, the catalysts have been loaded in the unit, the reaction section has been connected with the rest of the unit, and the isolation devices removed or deactivated.
-	for adsorption units: the date when, after mechanical completion, the adsorbents have been loaded in the unit,
-	for non catalytic units: the date when, after mechanical completion, the feed has been injected in the unit for the first time.

•	Date of Performance Test:
In accordance with the above-referenced Agreement, the PERFORMANCE TEST shall be performed as soon as unit has been started, with operating conditions adjusted, and within . days after this Ready-for-Start-up-Date.

For DEI DEI Representative:	For
Date:	Date:

Copy:     Contractor, Client, DEI

DEI Agreement Number: 0743.01	- 47/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ANNEX B TO SCHEDULE 3

FORM OF PERFORMANCES PROBE CERTIFICATE

Chrono:
Date:
Page:	50 /1

PERFORMANCES PROBE*

Contractor: Location – Country: Agreement Number: Date of Agreement : Between DEI and :

Job references

DEI Reference Number: Client: Location: Unit:

In accordance with the above Agreement, a PERFORMANCES TEST PERIOD has been performed at _____________% feed capacity, from __________________ to __________________( ___________hours).

*	PRODUCT PROBE in former agreement

CC:	-Contractor
-Client
-DEI

DEI Agreement Number: 0743.01	- 48/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Comparison between results and PERFORMANCE GUARANTEES is summarized here after:

Charge (Feed)	TEST RESULTS		DESIGN
	Average Figures	/ Range

Feed Rate or % Capacity:

Main Characteristics:

Product specifications			PERFORMANCE GUARANTEES

All PERFORMANCE GUARANTEES figures (Product specifications and Production) have been satisfied.

For DEI DEI Representative:	For
Date:	Date:

Copy:

DEI Agreement Number: 0743.01	- 49/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ANNEX C TO SCHEDULE 3

CLIENT’s ANNUAL CAPACITY DECLARATION FOR THE YEAR

Time:
Date:

Contractor: State – Town – Location: Agreement Number: Date of Agreement : Between DEI and :

    Job references

DEI Job number: Client: Location: LICENSED UNIT:

Quantity of charge
Quantity of product
Stream factor
Royalty paid (cumulative)
Royalty due (cumulative)
Royalty due (for this year)

DEI Agreement Number: 0743.01	- 50/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SCHEDULE 4 – DEI PATENTS

1.	U.S. Patent Application Serial No. 60/968,703

Title: PROCESS FOR PRODUCING TRICHLOROSILANE

Process for preparing high purity Trichlorosilane from by-products of the primary reaction utilizing Silicon and/or by-products of the improved Siemens process

2.	U.S. Patent Application Serial No. 60/968,679

Title: SILICON AND CATALYST MATERIAL PREPARATION IN A PROCESS FOR PRODUCING TRICHLOROSILANE

Process for preparing trichlorosilane by reacting silicon with hydrogen chloride and catalysts

DEI Agreement Number: 0743.01	- 51/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SCHEDULE 5 – DEI’s SERVICE FEES

The SERVICE FEES to be paid by CLIENT to DEI shall include the following:

1. Compensation for providing the WORK PRODUCT shall be billed and paid by CLIENT per the attached Job Classification and Compensation Schedule, which shows the fully computed Base Rate, Payroll Burden, Overhead Costs, per hour (each as defined below) for each direct labor hour worked by DEI’s personnel, plus all fee and profit being charged by DEI.

2. Travel Expenses

Travel and living expenses incurred for personnel assignments will be billed at actual costs. Per Diem may be used for long-term assignments. Mileage charges for use of personal or company car will be at the current IRS allowable rate.

3. Expenses (In-house Reimbursables)

a).	All of the following expenses are included in a charge of [*] per billable hour.

Dynamic Engineering, Inc. reproduction and prints

Communications (local & long distance telephone, fax, e-mail)

Office equipment, materials and consumables

CAD and Engineering Computers

b).	Certain higher-level third party computer programs used for simulation, analysis and design shall be billed at a charge of [*] per hour of use. This includes, but is not limited to, [*].

c).	The following expenses shall be billed at cost:

Courier service and overnight mail

On-site communications such as local cellular phone service

Electronic copies on media

d).	The following expenses shall be billed at cost [*]:

Outside reproduction and printing (including blueprinting)

Sub consultants, subcontracted, and special services

Equipment and materials purchased specifically to perform the work of the project

DEI Agreement Number: 0743.01	- 52/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Annex A to Schedule 5—Job Classification and Compensation Schedule

PROFESSIONAL, TECHNICAL AND PROJECT STAFF

Services performed by Dynamic Engineering, Inc. shall be compensated at the following hourly billing rates:

Position*	Hourly Billing Rate	Position*	Hourly Billing Rate

Engineer/Specialist I/II	[*]	Drafter I/II	[*]

Engineer/Specialist III	[*]	Drafter III	[*]

Engineer/Specialist IV	[*]	Drafter IV	[*]

Engineer/Specialist V	[*]	Designer I	[*]

Engineer/Specialist VI	[*]	Designer II	[*]

Engineer/Specialist VII	[*]	Designer III	[*]

Principal in Charge	[*]	Designer IV	[*]

Engineering Assistant	[*]	TCS Engineering Specialist III	[*]

TCS Engineering Specialist II	[*]	TCS Engineering Specialist I	[*]

*Based on National Society of Professional Engineers (NSPE) position descriptions as edited by Dynamic Engineering, Inc. Certain individuals with special expertise may be charged out at a rate independent of the Rate Schedule.

DEI Agreement Number: 0743.01	- 53/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Schedule 6

FORM OF CONSENT AND AGREEMENT

This CONSENT AND AGREEMENT, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, this “Consent”), is entered into by and among DYNAMIC ENGINEERING INC., a Michigan corporation (together with its successors and assigns, the “Contracting Party”), HOKU MATERIALS, INC., a Delaware corporation (together with its successors and assigns, the “Borrower”), and [            ], in its capacity as Collateral Agent for the Secured Parties (as defined below) (together with its successors, designees and assigns in such capacity, the “Agent”) under the Intercreditor Agreement (as defined below).

RECITALS

A. The Borrower has entered into a Credit Agreement, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the financial institutions from time to time parties thereto as lenders, and [            ], as administrative agent (the “Administrative Agent”).

B. The Contracting Party has entered into ENGINEERING SERVICES & TECHNOLOGY TRANSFER AGREEMENT NUMBER: 0743.01, dated as of [            ], 2007, (as amended, restated, supplemented or otherwise modified from time to time, the “Contract”), with the Borrower.

C. The Borrower intends to finance certain costs in connection with the development, construction, operation, maintenance and ownership of a polysilicon producing processing plant with a nominal capacity of 2,000 metric tons per year, located in Pocatello, Idaho (the “Project”), with funds borrowed by the Borrower pursuant to the terms of the Credit Agreement.

E. As collateral security for all obligations of the Borrower to the Secured Parties (as defined below), the Borrower has, inter alia, assigned all of its rights, title and interest (the “Assigned Interests”) in, to and under the Contract to the Agent pursuant to a Security Agreement, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Borrower in favor of the Agent for the benefit of certain secured parties described therein (the “Secured Parties”) and in that certain Collateral Agency and Intercreditor Agreement, dated as of [            ], 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Borrower, Hoku Materials Holdings, Inc., the Agent, the Administrative Agent, the Contracting Party and the other Secured Parties party thereto.

F. Pursuant to the terms of the Intercreditor Agreement, the Secured Parties have appointed the Agent as collateral agent on their behalf and authorized the Agent to take

DEI Agreement Number: 0743.01	- 54/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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certain actions and exercise such powers under the Secured Obligation Documents (as defined in the Intercreditor Agreement) as are provided for therein.

G. The Borrower has requested that the Contracting Party and the other parties hereto execute and deliver this Consent in fulfillment of certain obligations of the Borrower under the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Consent and Agreements.

(a) Subject to the terms and conditions of this Consent, the Contracting Party acknowledges and consents to the assignment as collateral security to the Agent, for the benefit of the Secured Parties, of the Assigned Interests. The Contracting Party further acknowledges the right of Agent or any designee of Agent, in exercise of Agent’s rights and remedies as a secured creditor of Borrower, to make all demands, give all notices, take all actions and exercise all rights of Borrower under the Contract.

(b) The Agent shall be entitled (but not obligated) to cure any defaults of the Borrower under the Contract in accordance with the provisions hereof. Upon receipt by the Contracting Party of written notice from the Agent, the Contracting Party agrees to (i) accept such cure by the Agent and, subject to the terms and conditions of the Contract and cure of such defaults, to render to the Secured Parties all performance due by it under the Contract and this Consent, and (ii) act solely on the instructions of the Agent, not the Borrower, with respect to the exercise of the Borrower’s rights under the relevant Contract. The Contracting Party agrees to make all payments to be made by it under the Contract directly to the Agent for the benefit of the Secured Parties upon receipt of the Agent’s written instructions to do so and any such payments made to the Agent by the Contracting Party shall be deemed to have been made by the Contracting Party in fulfillment of the Contracting Party’s obligations to the Borrower under the Contract.

(c) In all cases except as provided in the Contract or required by law, and in accordance with Section 1(e) hereof, the Contracting Party will not, without the prior written consent of the Agent (such consent not to be unreasonably withheld), (i) cancel or terminate the Contract or suspend performance of its services thereunder, or consent to or accept any cancellation, termination or suspension thereof by the Borrower, (ii) amend the Contract [NOTE: Exceptions will be limited to Change Orders otherwise permitted under the Credit Agreement], or (iii) sell, assign or otherwise dispose (by operation of law or otherwise) of any part of its rights, title or interest in the Contract. The Contracting Party agrees to deliver copies of all notices of default, notices of the suspension of performance by

DEI Agreement Number: 0743.01	- 55/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Contracting Party, notices of force majeure or requests for change orders delivered by Contracting Party to Borrower under or pursuant to the Contract to the Agent promptly upon delivery thereof.

(d) The Contracting Party will not terminate or suspend performance of the Contract on account of any default or breach of the Borrower thereunder without written notice to the Agent and first providing to the Agent (i) 30 days from the date notice of default or breach is delivered to the Agent to cure such default if such default is the failure to pay amounts to the Contracting Party which are due and payable under the Contract, or (ii) a reasonable period, but not fewer than 60 days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Contracting Party so long as the Agent, the Borrower or their respective designee shall have commenced to cure the breach or default promptly following such notice and in any case within such 60-day period and thereafter diligently pursues such cure to completion (but in any event within not more than 120 days) and during such cure period performs all monetary obligations under the Contract and all other obligations under the Contract are performed by the Borrower or the Agent or their respective designees. For the avoidance of doubt and solely for the purposes of the preceding sentence, amounts not paid and subject to a dispute in good faith by the Borrower shall not be deemed to be a payment default. The Contracting Party shall not hinder the Agent’s or its designees’ efforts, and shall provide reasonable cooperation to the Agent and its designees, in effecting any cure of any default or breach of the Borrower under the Contract. Except in the event of a payment default under the Contract, if possession of the Project is necessary to cure such breach or default, and the Agent or its designees or assignees declares the Borrower in default under the Credit Agreement and within the 60-day period described above commences foreclosure proceedings, the Agent or its designees or assignees shall be allowed a reasonable period to complete such proceedings so long as (A) the Agent proceeds diligently and in good faith to do so and during such period performs all monetary obligations under the Contract, and (B) all other obligations under the relevant Contract are performed by the Borrower or the Agent or their respective designees. If the Agent or its designees or assignees are prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition so long as (1) the Agent proceeds diligently and in good faith to address such impediments and during such period performs all monetary obligations under the Contract, and (2) all other obligations under the Contract are performed by the Borrower or the Agent or their respective designees. The Contracting Party consents to the transfer of the Borrower’s interest under each Contract to the Agent or any purchaser, successor, assignee and/or designee (a “Subsequent Transferee”) of the Assigned Interests at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by the Borrower in lieu of foreclosure and agrees that, notwithstanding

DEI Agreement Number: 0743.01	- 56/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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any provision of the Contract to the contrary, upon such foreclosure, sale or conveyance, the Agent or such Subsequent Transferee shall be substituted for the Borrower under the Contract and the Contracting Party (a) shall recognize the Agent or the Subsequent Transferee, as the case may be, as its counter-party under the Contract, and (b) perform its obligations under the Contract in favor of the Agent or the Subsequent Transferee, as the case may be; provided that the Agent or such Subsequent Transferee (i) has elected to assume the rights and obligations of the Borrower (including the obligation to cure any then existing payment and performance defaults, but excluding any obligation to cure any then existing performance defaults which by their nature are incapable of being cured and which default that is incapable of being cured does not materially and adversely affect the rights of the Contracting Party under the Contract) under the Contract, and (ii) would reasonably be expected to have the capability to perform the Borrower’s obligations under the Contract.

(e) Subject to payment of all amounts due and unpaid to the Contracting Party and cure of all then existing payment and performance defaults, but excluding any obligation to cure any then existing performance defaults which by their nature are incapable of being cured and which default that is incapable of being cured does not materially and adversely affect the rights of the Contracting Party under the Contract, in the event the Contract is rejected or terminated by a trustee or debtor in possession in any bankruptcy or insolvency proceeding, or if the Contract is terminated for any reason other than a default which could have been but was not cured by the Agent as provided in Section 1(e) hereof, and if, within 45 days after such rejection or termination, the Agent shall so request, the Contracting Party shall execute and deliver to the Agent a new Contract having substantially identical terms to the Contract (subject to any conforming changes necessitated by the substitution of parties and such changes as may be necessary to compensate the Contracting Party for schedule and cost adjustments resulting from the passage of time).

(f) In the event the Agent or its designees or assignees elect to perform the Borrower’s obligations under a Contract or a new Contract is entered into as provided above in Sections 1(e) or (f), respectively, the liability of the Agent, or its designees or assignees, as the case may be, to the Contracting Party for the performance of obligations under such Contract, and the sole recourse of the Contracting Party in seeking the enforcement of such obligations, shall be limited to such parties’ rights, title and interest in the Project.

(g) Except as provided in Sections 1(e), (f) and (g) above, neither the Agent, its designees or assignees shall have any obligation or liability under the Contract, nor shall the Agent, its designees or assignees be obligated to perform any of the obligations or duties of the Borrower under the Contract or to take any action or collect or enforce any claim for payment or performance of the Assigned Interests. Within 30 or 60 days, as the case may be pursuant to Section 1(e), of

DEI Agreement Number: 0743.01	- 57/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

being notified by the Contracting Party that a Borrower default or breach has occurred under the Contract, the Agent shall notify the Contracting Party of its intent whether or not to cure any such Borrower default or breach. In the event the Agent fails to notify the Contracting Party within the time period described in the foregoing sentence that the Agent will cure such default or breach, the Contracting Party shall be entitled to assume that the Agent has elected not to cure such default or breach and the Contracting Party may then exercise all rights that the Contracting Party would have under the Contract, without regard to the provisions of this Consent. In the absence of such notice, no performance by the Agent, its designees or assignees under or pursuant to this Consent or otherwise (whether to cure a Borrower default or exercise rights under any provision hereof or otherwise) shall be construed as an assumption by the Agent, its designees or assignees of the obligations and duties of the Borrower under the Contract, unless otherwise expressly agreed in writing by the Agent, its assignees or designees, as the case may be. The Agent shall have the right to assign all or a pro rata interest in a Contract or a new Contract entered into pursuant to Section 1(f) to a person or entity to whom the Project is transferred, provided such transferee (i) assumes the obligations of the Borrower (or the Secured Parties) under such Contract and cure of any material defaults under such Contract has been effected as provided herein, and (ii) would reasonably be expected to have the capability to perform the Borrower’s obligations under such Contract. Upon such assignment, the Agent and the Secured Parties (including their agents and employees) shall be released from any further liability thereunder to the extent of the interest assigned.

2. Borrower’s Acknowledgment. The Borrower acknowledges and agrees that the Contracting Party is authorized to act in accordance with the Agent’s exercise of the Borrower’s rights in accordance with this Consent, and the Contracting Party may rely on any notice or instruction by the Agent in the purported exercise of the Agent’s rights and remedies hereunder.

3. Legal Opinion. The Contracting Party hereby agrees to deliver to the Agent a legal opinion (which may be from a senior in-house counsel), dated as of the dated hereof, substantially in form attached hereto as Exhibit A.

4. Payment of Monies. The Contracting Party hereby agrees to make all payments to be made by it to the Borrower under the Contract by wire transfer directly to:

(a)	for all payments not covered by clause (b) hereof:

[            ]

ABA [            ]

[            ]

Account Number: [            ]

FFC: Account No. [            ]

DEI Agreement Number: 0743.01	- 58/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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REF: [Hoku Materials] Revenue Account; or

(b) for all payments of liquidated damages and insurance proceeds:

[                                    ]

ABA [                        ]

[                                    ]

Account Number: [            ]

FFC: Account No. [            ]

REF: [Hoku Materials] Loss Proceeds Account,

and any notices to [Depositary Bank] may be given to the following address:

[                                    ]

[                                    ]

[                                    ]

[                                    ]

Attn: [                                    ]

Telephone: [                            ]

Facsimile: [                            ]

Notwithstanding the foregoing, (i) if the Agent shall notify the Contracting Party in writing that an Event of Default under the Credit Agreement has occurred and is continuing, the Contracting Party shall make all payments to be made by it to the Borrower under the Contract directly to the Agent, for the benefit of the Secured Parties, to an account designated by the Agent in such written notice, and (ii) if any person has elected to become a Subsequent Transferee, then the Contracting Party shall make all payments to be made by it to the Borrower under the Contract directly to such Subsequent Transferee. Any payments made by the Contracting Party as provided under this Section 4 shall be deemed to have been made by the Contracting Party in fulfillment of the Contracting Party’s obligations under the Contract.

5. Representations and Warranties. The Contracting Party hereby represents and warrants, for the benefit of the Agent and the Secured Parties, as of the date hereof, that:

(a) it (i) is duly organized, validly existing and in good standing under the laws of [                    ], and (ii) has all requisite organizational power and authority necessary to execute, deliver and perform its obligations under this Consent and the Contract;

DEI Agreement Number: 0743.01	- 59/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(b) the execution, delivery and performance by the Contracting Party of the Contract and this Consent have been duly authorized by all necessary corporate action, and do not and will not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or breach any agreement presently in effect with respect to or binding on the Contracting Party, except for such breaches, defaults, or violations as will not, either individually or in the aggregate, result in a material adverse effect on the ability of the Contracting Party to perform its obligations under this Consent or the Contract;

(c) each of this Consent and the Contract constitutes legal, valid and binding obligations of the Contracting Party, enforceable against the Contracting Party in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) no authorizations, approvals or consents of any governmental or regulatory authority or agency or any other person, and no filings or registrations with any governmental authority or agency, are necessary for the execution, delivery or performance by the Contracting Party of this Consent, or for the validity or enforceability thereof, except for any authorizations, approvals, consents or filings which (i) have been made or obtained prior to the date hereof and are in full force and effect, or (ii) are obtainable in the ordinary course of business and are set forth on Exhibit B to this Consent;

(e) except pursuant to this Consent and as expressly set forth in the Contract, the Contracting Party has not consented to any pledge, assignment or other transfer of any interest in the Contract;

(f) the Contract is in full force and effect and has not been amended, supplemented or modified (except as otherwise disclosed in writing to the Agent); and

(g) the Borrower has fulfilled all of its material obligations which are currently due under the Contract, and there are no breaches or unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) that would allow the Contracting Party to terminate the Contract.

6. Limitation of Liability. The Contracting Party shall have no liability under this Consent to the Borrower. With respect to any undertaking by the Contracting Party which is susceptible to enforcement by specific enforcement as described in Section 7, where the Agent would receive the full benefit of this Consent through such specific performance, the Agent shall limit its remedy to specific performance. With respect to any other undertaking, acknowledgment, representation and warranty or other provision of this Consent, the Agent’s remedies shall not be so limited, provided that the Agent and the

DEI Agreement Number: 0743.01	- 60/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Borrower agree that the Contracting Party’s aggregate liability for monetary damages under this Consent and the Contract shall be limited as provided in the Contract. Under no circumstances shall the Contracting Party have any liability for any punitive, exemplary, consequential, indirect, incidental, or special damages (including by way of example, but not by way of limitation, loss of profits, nonpayment of principal or interest on loans, and cost of capital under the Credit Agreement).

7. Specific Performance. The Contracting Party acknowledges and agrees that the Borrower, the Agent, the Secured Parties and any Subsequent Transferee may be damaged irreparably in the event any of the provisions set forth in Sections 1 and 4 of this Consent (the “Applicable Provisions”) are not performed in accordance with their specific terms or are otherwise breached. Accordingly, the Contracting Party agrees that the Borrower, the Agent and/or any Subsequent Transferee may seek to enforce specifically this Consent and the Applicable Provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter hereof (subject to the provisions set forth in Section 9), in addition to any other remedy to which it may be entitled, at law or in equity.

8. Governing Law. This Consent shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, United States of America, excluding its conflicts of law provisions (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

9. Submission to Jurisdiction. The parties hereto submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Consent or the transactions contemplated hereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

10. Counterparts. This Consent and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

11. Severability. In case any one or more of the provisions contained in this Consent should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

DEI Agreement Number: 0743.01	- 61/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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12. Amendment, Waiver. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Contracting Party, the Borrower and the Agent.

13. Notices. All notices required or permitted hereunder shall be in writing and shall be effective (a) upon receipt if hand delivered, (b) upon receipt if sent by facsimile and (c) if otherwise delivered, upon the receipt thereof. Any such notices to the Contracting Party or the Borrower shall be delivered to their respective addresses as specified in the Contract. Any such notices to the Agent shall be addressed as follows:

[                                ]

[                                ]

[                                ]

Attn: [                                ]

Telephone No.: [                                ]

Telecopy No.: [                                ]

If any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by providing 30 days’ notice to the other parties in the manner set forth hereinabove.

14. Third Party Beneficiaries. This Consent and the representations, covenants and agreements contained herein are and shall be held to be for the sole benefit of the parties hereto and the Secured Parties, and their respective successors and assigns.

15. Interpretation. All references in this Consent to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, and (b) shall include all documents, instruments or agreements issued or executed in replacement thereof in accordance with the terms thereof.

[SIGNATURE PAGE FOLLOWS]

DEI Agreement Number: 0743.01	- 62/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Consent and Agreement to be duly executed and delivered as of the date first above written.

HOKU MATERIALS, INC,

By:
Name:
Title:

[ ]
By:
Name:
Title:

[ ],
as Agent for the Secured Parties
By:
Name:
Title:

DEI Agreement Number: 0743.01	- 63/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT A

FORM OF OPINION OF CONTRACTING PARTY’S COUNSEL

[Letterhead of                                     ]

[Date]

[Agent]

[                                ]

[                                ]

[                                ]

Ladies and Gentlemen:

[We/I] have acted as counsel for [                                ], a [                                ] (the “Company”), in connection with that certain [Contract and Consent] (collectively, the “Contracts”). Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Consent.

This letter is being delivered to you in satisfaction of the condition set forth in Section 3 of the Consent.

In this connection, [we/I] have examined such certificates of public officials, certificates of officers of the Company and copies certified to [our/my] satisfaction of corporate documents and records of the Company and of other papers, and have made such other investigations, as [we/I] have deemed relevant and necessary as a basis for [our/my] opinions hereinafter set forth. [We/I] have relied upon such certificates of public officials and of officers of the Company with respect to the accuracy of material factual matters contained therein which were not independently established.

Based on the foregoing, it is [our/my] opinion that:

1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of [                        ].

2. The Contracts have been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of the Company, and are valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3. The execution and delivery of the Contracts, and fulfillment of and compliance with the respective provisions of the Contracts, do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any

DEI Agreement Number: 0743.01	- 64/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

violation of, or result in the creation of any lien upon any of the properties or assets of the Company pursuant to, or require any authorization, consent, approval, exemption, or other action by or notice to or filing with any court, administrative or governmental body or other person or entity pursuant to, the charter or by-laws of the Company, any applicable law, statute, rule or regulation or (insofar as is known to us after having made due inquiry with respect thereto) any agreement, instrument, order, judgment or decree to which the Company is a party or otherwise subject.

Very truly yours,

DEI Agreement Number: 0743.01	- 65/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

EXHIBIT B

AUTHORIZATIONS AND APPROVALS

[Contracting Party To Provide, If Any]

DEI Agreement Number: 0743.01	- 66/69 -
Tech Transfer Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of the day and year last written below.

DYNAMIC ENGINEERING INC		HOKU MATERIALS, INC.

By	/s/ W. Lee Kennedy	By	/s/ Dustin M. Shindo
Name printed	W. Lee Kennedy	Name printed	Dustin M. Shindo
Title	President	Title	Chief Executive Officer
Date	10/6/07	Date	10/5/2007

By	/s/ Patricia S. Kennedy	By	/s/ Darryl S. Nakamoto
Name printed	Patricia S. Kennedy	Name printed	Darryl S. Nakamoto
Title	Treasurer	Title	Chief Financial Officer
Date	10-6-07	Date	10/5/2007

DEI Agreement Number: 0743.01	- 67/69 -
Tech Transfer Agreement